ARTISAN PARTNERS FUNDS, INC.

INVESTOR & INSTITUTIONAL SHARES

ARTISAN EMERGING MARKETS FUND	ARTISAN INTERNATIONAL VALUE FUND
Investor (Formerly Advisor Shares) – ARTZX; Institutional – APHEX	Investor – ARTKX; Institutional – APHKX

ARTISAN GLOBAL EQUITY FUND	ARTISAN MID CAP FUND
Investor – ARTHX	Investor – ARTMX; Institutional – APHMX

ARTISAN GLOBAL OPPORTUNITIES FUND	ARTISAN MID CAP VALUE FUND
Investor – ARTRX; Institutional – APHRX	Investor – ARTQX; Institutional – APHQX

ARTISAN GLOBAL SMALL CAP FUND	ARTISAN SMALL CAP FUND
Investor – ARTWX	Investor – ARTSX; Institutional – APHSX

ARTISAN GLOBAL VALUE FUND	ARTISAN SMALL CAP VALUE FUND
Investor – ARTGX; Institutional – APHGX	Investor – ARTVX; Institutional – APHVX

ARTISAN INTERNATIONAL FUND	ARTISAN VALUE FUND
Investor – ARTIX; Institutional – APHIX	Investor – ARTLX; Institutional – APHLX

ARTISAN INTERNATIONAL SMALL CAP FUND
Investor – ARTJX

STATEMENT OF ADDITIONAL INFORMATION

FEBRUARY 14, 2014, as supplemented September 30, 2014

Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund (each, a “Fund” and together, the “Funds”) are series of Artisan Partners Funds, Inc. (“Artisan Funds”). This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Investor & Institutional Shares prospectus of the Funds dated February 14, 2014 and any supplement to the prospectus. The Funds’ financial statements for the fiscal year ended September 30, 2013, including the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual reports to shareholders. A copy of the prospectus and the annual and semiannual reports to shareholders can be obtained without charge by calling 800.344.1770, by writing to Artisan Funds, P.O. Box 8412, Boston, MA 02266-8412, or by accessing Artisan Funds’ website at www.artisanfunds.com.

Information about the Funds and Artisan Partners

Each Fund is a series of Artisan Funds. Artisan Partners Limited Partnership (“Artisan Partners”) provides investment advisory services to the Funds.

The discussion below supplements the description in the prospectus of each Fund’s investment objectives, policies and restrictions.

Investment Objectives and Policies

The investment objective of each Fund may be changed by the board of directors without the approval of a “majority of the outstanding voting securities” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). However, investors in a Fund will receive at least 30 days’ prior written notice of implementation of any change in a Fund’s investment objective.

Investment Techniques and Risks

Foreign Securities

Artisan Emerging Markets Fund invests a significant portion of its assets in securities of non-U.S. companies. Under normal market conditions, each of Artisan Global Equity Fund, Artisan Global Opportunities Fund and Artisan Global Value Fund invests a significant portion of its assets in common stocks and other equity securities both within and outside the U.S. Under normal circumstances, Artisan Global Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies. Under normal market conditions, Artisan International Fund invests at least 65% of its net assets at market value at the time of purchase in securities of non-U.S. companies. Under normal market conditions, Artisan International Value Fund invests no less than 80% of its total assets (excluding cash and cash equivalents), measured at market value at the time of purchase, in common stocks and other securities of non-U.S. companies. Under normal circumstances, Artisan International Small Cap Fund invests at least 80% of its net assets (plus borrowings for investment purposes) at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in securities of non-U.S. companies. Each of Artisan Mid Cap Fund and Artisan Small Cap Fund may invest up to 10% of its total assets at market value at the time of purchase in securities of non-U.S. companies, but only if the securities are purchased or sold in the U.S. Artisan Mid Cap Value Fund and Artisan Small Cap Value Fund invest primarily in U.S. companies, but may invest up to 5% of their total assets at market value at the time of purchase in securities of non-U.S. companies that trade in the U.S.

For the purposes of testing compliance with a Fund’s investment restrictions, Artisan Partners generally considers an issuer to be from a particular country as designated by its securities information vendors. However, Artisan Partners, in its own judgment, may consider an issuer to be from a country other than the country designated by the securities information vendors. As of the date of this SAI, Artisan Partners uses as its primary source the country assignments used by MSCI Inc. (“MSCI”) in the creation of the MSCI indices and FactSet

Research Systems, Inc. as a secondary source for this information. The primary information vendor’s criteria currently include the identity of the jurisdiction of the issuer’s incorporation, the main equity trading market for the issuer’s securities, the geographical distribution of the issuer’s operations and the location of the issuer’s headquarters. Artisan Partners may also consider other criteria such as the source of a company’s revenues. Over time, country designations may change. Artisan Partners also uses the methodology described above to determine, in general, whether to consider an issuer “non-U.S.” for purposes of a Fund’s investment restriction.

As a result of this classification, a Fund may hold securities of issuers classified as U.S., but which are organized outside the U.S. or, vice versa, a Fund may hold securities of issuers classified as non-U.S., but which are organized in the U.S. and/or trade in the U.S. In addition, the country and regional classifications shown in the Funds’ shareholder reports, financial statements and other reports may differ from the classifications used for purposes of testing compliance with a Fund’s investment restrictions.

Securities of non-U.S. companies include American Depositary Receipts (“ADRs”), New York Shares, European Depositary Receipts (“EDRs”), Continental Depositary Receipts (“CDRs”), Global Depositary Receipts (“GDRs”), or other securities representing underlying shares of foreign issuers. ADRs, New York Shares, EDRs, CDRs and GDRs are receipts, typically issued by a financial institution (a “depositary”), evidencing ownership interests in a security or pool of securities issued by an issuer and deposited with the depositary. ADRs, EDRs, CDRs and GDRs may be available for investment through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security. The Funds may invest in sponsored or unsponsored ADRs, EDRs, CDRs, GDRs, or other forms of depositary receipts, certain of which may include voting rights with respect to the underlying foreign shares, and certain of which may not.

With respect to portfolio securities that are issued by foreign issuers or denominated in foreign currencies, a Fund’s investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. For example, if the dollar falls in value relative to the Japanese yen, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See discussion of transaction hedging and portfolio hedging under “Managing Investment Exposure.”)

Investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities, positions that generally are denominated in foreign currencies, and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulation or currency restrictions that would prevent cash from being brought back to the U.S.; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, financial reporting, and disclosure standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the U.S.; possible imposition of foreign taxes; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements and investments through complex structures that may lack transparency, such as variable interest entities.

Although the Funds try to invest in companies located in countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, or other adverse political, social or diplomatic developments that could affect international investments.

Income from non-U.S. securities held by a Fund could be reduced by taxes withheld from that income, or other taxes that may be imposed by the countries in which the Fund invests. The net asset value (the “NAV”) of a Fund also may be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested.

Emerging and Less Developed Markets. Under normal circumstances, Artisan Emerging Markets Fund invests no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets. Under normal market conditions, each of Artisan Global Equity Fund and Artisan Global Value Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging and less developed markets (“emerging markets”) securities. Artisan Global Opportunities Fund may invest without limit in emerging markets’ securities. Each of Artisan Global Small Cap Fund and Artisan International Small Cap Fund may invest up to 50% of its total assets at market value at the time of purchase in emerging markets’ securities. Under normal market conditions, Artisan International Fund may invest up to 35% of its total assets at market value at the time of purchase in emerging markets’ securities. Under normal market conditions, Artisan International Value Fund may invest up to 30% of its total assets at market value at the time of purchase in emerging markets’ securities. Artisan Value Fund may invest up to 25% of its total assets at market value at the time of purchase in emerging markets’ securities. Artisan Partners considers emerging markets to be those markets in any country other than Canada, Luxembourg, the U.S. and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). Investments in emerging markets’ securities involve special risks in addition to those generally associated with foreign investing. Many investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. This difference reflects the greater uncertainties of investing in less established markets and economies. Costs associated with transactions in emerging markets’ securities typically are higher than costs associated with transactions in U.S. securities. Such transactions also may involve additional costs for the purchase or sale of foreign currency.

Certain foreign markets (including certain emerging markets) may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. A Fund could be adversely affected by delays in, or a refusal to grant, required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Many emerging markets have experienced substantial rates of inflation for extended periods. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, certain emerging market countries have imposed wage and price controls. Some of those countries, in recent years, have begun to control inflation through more prudent economic policies.

Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through ownership or control of many companies. The future actions of those governments could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund’s portfolio. Expropriation, confiscatory taxation, nationalization and political, economic and social instability have occurred throughout the history of certain emerging market countries and could adversely affect Fund assets should any of those conditions recur. In addition, high levels of national debt tend to make emerging markets heavily reliant on foreign capital and, therefore, vulnerable to capital flight.

Privatizations. Some governments have been engaged in programs of selling part or all of their interests in government owned or controlled enterprises (“Privatizations”). Any Fund that may invest in non-U.S. securities may invest in Privatizations. In certain countries, the ability of a U.S. entity such as a Fund to participate in Privatizations may be limited by local law, and/or the terms on which a Fund may be permitted to participate may be less advantageous than those afforded local investors. There can be no assurance that governments will continue to sell their interests in companies currently owned or controlled by them or that Privatization programs will be successful.

Participation Certificates

Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund may each invest up to 10% of its total assets measured at the time of purchase in equity-linked securities (called “participation certificates” in this SAI but may be called different names by issuers). Artisan Value Fund also may invest in such securities to a limited extent. In a typical transaction, a Fund would buy a participation certificate from a bank or broker-dealer (“counterparty”) that would entitle that Fund to a return measured by the change in value of an identified underlying security.1 The purchase price of the participation certificate is based on the market price of the underlying security at the time of purchase converted into U.S. dollars, plus transaction costs. The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. When the participation certificate expires or a Fund exercises the participation certificate and closes its position, that Fund receives a payment that is

[1]	A Fund may also invest in a participation certificate in which a basket of equity securities serves as the underlying reference security for determining the value of the participation certificate.

based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs).

The price, performance and liquidity of the participation certificate are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation certificate generally is dependent on the liquidity in the local trading market for the security underlying the participation certificate. Participation certificates are typically privately placed securities that have not been registered for sale under the Securities Act of 1933, as amended (the “1933 Act”). Pursuant to Rule 144A under the 1933 Act, participation certificates are eligible for purchase or sale to certain qualified institutional buyers.

There are risks associated with participation certificates. A Fund that invests in a participation certificate will bear the full counterparty risk with respect to the issuing counterparty. Counterparty risk is the risk that the issuing counterparty will not fulfill its contractual obligation to timely pay a Fund the amount owed under the participation certificate. A participation certificate is a general unsecured contractual obligation of the issuing counterparty. A Fund has no rights under a participation certificate against the issuer of the securities underlying the participation certificate and so is dependent on the creditworthiness of the counterparty. A Fund attempts to mitigate that risk by purchasing only from issuers with investment grade credit ratings. Participation certificates also may have a longer settlement period than the underlying shares and during that time a Fund’s assets could not be deployed elsewhere. The issuers of participation certificates may be deemed to be broker-dealers or engaged in the business of underwriting as defined in the 1940 Act. As a result, a Fund’s investment in participation certificates issued by a particular institution may be limited by certain investment restrictions contained in the 1940 Act.

For the purposes of determining compliance with a Fund’s limitations on investing in certain markets, regions, securities or industries, each Fund looks through the participation certificate to the issuer of the underlying security. For example, under normal circumstances, Artisan International Small Cap Fund must invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies. The Funds will consider the country classification of the issuer of the security underlying the participation certificate for the purpose of testing compliance with this and other similar investment restrictions.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest in REITs. REITs are trusts that invest primarily in commercial real estate and/or real estate-related loans. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”) relating to its organization, ownership, assets and income, as well as with a requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. By investing in REITs indirectly through a Fund, shareholders will bear not only their proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

A Fund may be subject to certain risks associated with a REIT’s direct investment in real property and real estate-related loans. A REIT that invests in real estate-related loans may be affected by the quality of the credit extended, is dependent on specialized management skills, is subject to risks inherent in financing a limited number of properties, interest rate risk, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act.

Corporate Debt Securities

Artisan Global Value Fund, Artisan International Value Fund and Artisan Value Fund may invest in corporate bonds, notes and debentures of long and short maturities and of various grades, including unrated securities.2 Corporate debt securities exist in great variety, differing from one another in quality, maturity, and call or other provisions. Corporate bonds may be secured or unsecured, senior to or subordinated to other debt of the issuer, and, occasionally, may be guaranteed by another entity. A Fund may invest in convertible and non-convertible debt securities, including high yield fixed income securities (i.e., “junk bonds”, or securities rated BB by Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“S&P”), or Ba by Moody’s Investors Service, Inc. (“Moody’s”)) and securities that are not rated but are considered by Artisan Partners to be of similar quality. There are no restrictions as to the ratings of debt securities that may be acquired by each Fund. A Fund may invest in or hold securities that are rated or downgraded to below a C rating by S&P, which would include securities in default. In determining whether to invest in or hold a security rated below C, Artisan Partners will consider the credit quality of the issuer, the price at which the security could be sold, the rating, if any, assigned to the security by other rating agencies, the current market environment and any adverse impact on the Fund that may result from the sale of the security.

Securities rated BBB or Baa by S&P and Moody’s, respectively, are considered to be medium grade and to have speculative characteristics. High yield fixed-income securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Investment in medium- or lower-quality debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt the market for such securities and adversely affect the value of such securities. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations.

Medium- and lower-quality debt securities may be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

[2]	Each of Artisan Global Value Fund and Artisan International Value Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in debt securities, including convertible debt securities.

Convertible Securities

Each Fund may invest in convertible securities.3 Convertible securities include any corporate debt security or preferred stock that may be converted into, or carries the right to purchase, underlying shares of common stock. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities. Convertible securities entitle the holder to receive interest payments paid on corporate debt securities or the dividend preference on a preferred stock until such time as the convertible security matures or is redeemed or until the holder elects to exercise the conversion privilege. As a result of the conversion feature, however, the interest rate or dividend preference on a convertible security generally is less than would be the case if the security were a non-convertible obligation.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield). The estimated price at which a convertible security would be valued by the marketplace if it had no conversion feature is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock.

If, because of a low price of the common stock, a convertible security’s conversion value is substantially below its investment value, the convertible security’s price is governed principally by its investment value. If a convertible security’s conversion value increases to a point that approximates or exceeds its investment value, the convertible security’s value will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed-income security. Holders of convertible securities have a claim on the issuer’s assets prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer.

A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure and, therefore, generally entail less risk than the company’s common stock, although the extent to which such risk is

[3]	Although each of Artisan Global Value Fund and Artisan International Value Fund may invest in the aggregate up to 10% of its total assets at market value at the time of purchase in debt securities, including convertible debt securities, convertible preferred securities are not subject to this limit.

reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

In determining whether to purchase a convertible security, Artisan Partners will consider the same criteria that would be considered in purchasing the underlying stock.

Preferred Stock

Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company. Preferred stocks may pay fixed or adjustable rates of return, and may be convertible into, or carry the right to purchase, the company’s common stock.

The value of a company’s preferred stock (like its common stock) may fall as a result of factors relating directly to that company’s products or services or due to factors affecting companies in the same industry or in a number of different industries. The value of preferred stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the preferred stock usually will react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Because the claim on an issuer’s earnings represented by preferred stocks may become disproportionately large when interest rates fall below the rate payable on the securities or for other reasons, the issuer may redeem preferred stocks, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, a Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Common Stock Warrants and Rights

Artisan Global Equity Fund may invest in common stock warrants and rights and all Funds may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Investment Companies

Each Fund may, from time to time, invest in other investment companies, including money market funds, other open-end funds, closed-end funds and exchange-traded funds (“ETFs”), to the extent permitted by the 1940 Act and the rules thereunder.

The 1940 Act generally requires that a Fund limit its investments in securities of other investment companies, including most ETFs, or series thereof so that, as determined at the time a securities purchase is made: (i) no more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) no more than 10% of the value of its total assets will be invested in the aggregate in securities of other investment companies; and (iii) no more than 3% of the outstanding voting stock of any one investment company or series thereof will be owned by a Fund or by companies controlled by a Fund. These limitations, however, are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. Each Fund may invest in ETFs, which are investment companies that are generally registered under the 1940 Act. ETFs are ownership interests in publicly traded unit investment trusts, open-end funds or depositary receipts that seek to track the performance of specific indices or companies in related industries. The shares of the ETFs in which a Fund may invest will be listed on a national securities exchange and a Fund will purchase and sell these shares on the secondary market at their current market prices, which may be more or less than their net asset values.

Investing in other investment companies, including ETFs, may result in higher fees and expenses for a Fund and its shareholders. As a shareholder of another investment company, a Fund would bear, along with other shareholders, a pro rata portion of the other investment company’s expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund’s shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Investment companies, including ETFs, generally are subject to the same risks as the underlying securities in which the investment company invests. For example, an ETF that tracks an index will subject a Fund to risks of the specific sector or industry to which the ETF relates. Investment companies that trade on exchanges, including ETFs, also are subject to the risk that their prices may not totally correlate to the prices of the underlying securities in which the investment companies invest and the risk of possible trading halts due to market conditions or for other reasons.

Exchange Traded Notes (“ETNs”)

Artisan Global Opportunities Fund may, from time to time, invest in ETNs. An ETN is a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and ETFs. An ETN’s return is based on the performance of a market index less fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked less certain fees and expenses. ETNs do not make periodic interest payments, and principal is not protected. An ETN’s ability to track an index may be impeded if components comprising the index are temporarily unavailable, and an ETN that is tied to a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in that index. ETNs also incur certain expenses not incurred by their applicable indices. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be hard to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

The market value of an ETN is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. The market value of ETN shares may differ from their net asset value. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities underlying the index that the ETN seeks to track. The value of an ETN may also change due to a change in the issuer’s credit rating. As a result, there may be times when an ETN share trades at a premium or discount to its net asset value.

The Fund’s investments in any commodities-linked ETNs may be limited by tax considerations, including the Fund’s intention to qualify annually as a regulated investment company under the Code. See “Additional Federal Income Tax Information” below.

Managing Investment Exposure

Each Fund may (but is not obligated to) use various techniques to increase or decrease its exposure to the effects of possible changes in security prices, currency exchange rates or other factors that affect the value of their portfolios. These techniques include buying and selling options, futures contracts or options on futures contracts, or entering into currency exchange contracts.

Artisan Partners may use these techniques to adjust the risk and return characteristics of a Fund’s portfolio. If Artisan Partners judges market conditions incorrectly or employs a strategy that does not correlate well with a particular Fund’s investments, or if the counterparty to the transaction does not perform as promised, the transaction could result in a loss. Use of these techniques may increase the volatility of that Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Each Fund may use these techniques for hedging, risk management or portfolio management purposes and not for speculation.

Currency Exchange Transactions. Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market or through forward currency exchange contracts (“forward contracts”). Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) and at a price set at the time of the contract. Forward contracts usually are entered into with banks and broker-dealers, are not exchange traded, and usually are for less than one year, but may be renewed.

Forward currency transactions may involve currencies of the different countries in which a Fund may invest, and serve as hedges against possible variations in the exchange rate between these currencies. Currency transactions may be used for transaction hedging and portfolio hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund accruing in connection with the purchase and sale of its portfolio securities or income receivables. Portfolio hedging is the use of forward contracts with respect to portfolio security positions denominated or quoted in a particular currency. Portfolio hedging allows a Fund to limit or reduce exposure in a foreign currency by entering into a forward contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency) so that the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. A Fund may not engage in portfolio hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or quoted in that particular currency, except that the Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or currency act as an effective proxy for other currencies. In such a case, the Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the portfolio of a particular Fund. A Fund may not engage in speculative currency exchange transactions.

At the maturity of a forward contract to deliver a particular currency, a Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for a Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver. If a

Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund’s entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for a Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Because currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

Options on Securities and Indices. Each Fund may purchase and write (sell) put options and call options on securities, indices or foreign currencies in standardized contracts traded on recognized securities exchanges, boards of trade, or similar entities. Each Fund may also purchase and write (sell) over-the-counter (“OTC”) put options and call options.

An option on a security (or index) is a contract that gives the purchaser (holder) of the option, in return for a premium, the right to buy from (call) or sell to (put) the seller (writer) of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option (normally not exceeding nine months). The writer of an option on an individual security or on a foreign currency has the obligation upon exercise of the option to deliver the underlying security or foreign currency upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security or foreign currency. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect specified facets of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) In contrast to exchange-traded options, OTC options are two-party contracts with negotiated exercise prices and expiration dates.

A Fund will write call options and put options only if they are “covered.” For example, in the case of a call option on a security, the option is “covered” if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio.

If an option written by a Fund expires, the Fund realizes a gain for tax purposes equal to the premium received at the time the option was written. If an option purchased by a Fund expires, the Fund realizes a loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.

Risks Associated with Options on Securities and Indices. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets, the currency markets, and the options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option would expire and become worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security until the option expired. As the writer of a covered call option on a security, a Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

If trading were suspended in an option purchased or written by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased.

Risks Associated with OTC Options. OTC options are contracts between a Fund and its counterparty (usually a securities dealer or bank) with no clearing organization guarantee. Thus, if a Fund purchases an OTC option and the option is exercised, there is a risk that the counterparty will fail to perform, which could result in the loss of any premium paid by the Fund and the loss of any anticipated benefit from the transaction. Under certain circumstances, OTC options also may be considered illiquid and thus subject to a Fund’s restriction on investing no more than 10% of its net assets in illiquid securities.

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts. A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or money at a specified time and price. A Fund also may purchase and write call and put options on futures contracts. Options on futures contracts give the holder the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the period of the option. Options on futures contracts possess many of the same characteristics as options on securities, indices and foreign currencies, as previously discussed.

A Fund may use futures contracts and options on futures contracts for hedging, risk management or portfolio management purposes, including to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on national futures exchanges.

A Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the CFTC so long as, to the extent that such transactions are not for “bona fide hedging purposes,” the aggregate initial margin and premiums required to establish such positions (excluding the amount by which such options are in-the-money4) do not exceed 5% of the Fund’s net assets.

To avoid leveraging and related risks, when a Fund invests in futures contracts, it will cover its position by earmarking or segregating an amount of cash or liquid securities, equal to the market value of the futures positions held less margin deposits, and that amount will be marked-to-market on a daily basis.

There are risks associated with futures contracts and options on futures contracts including: the success of such an investment strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; there may not be a liquid secondary market for a futures contract or futures option; trading restrictions or limitations may be imposed by an exchange; and government regulations may restrict trading in futures contracts and futures options.

The Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor Artisan Partners (with respect to the Funds) are subject to registration or regulation as “commodity pool operators” under the CEA. The Funds’ ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) is limited by Artisan Partners’ intention to operate the Funds

[4]	A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

in a manner that would permit Artisan Partners to continue to claim the exclusion under Rule 4.5, which may adversely affect the Funds’ total return. In the event that Artisan Partners becomes unable to rely on the exclusion in Rule 4.5 and is required to register with the CFTC as a commodity pool operator with respect to the Funds, the Funds’ expenses may increase, adversely affecting the Funds’ total return.

Private Placements and Rule 144A Securities

Each Fund may invest in private placement and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).Rule 144A permits certain qualified institutional buyers, including investment companies that own and invest at least $100 million in securities, to trade in privately placed securities that have not been registered for sale under the 1933 Act, including participation certificates. Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund (and, to a lesser extent, Artisan Value Fund) may purchase securities, including participation certificates and other Rule 144A securities, that are privately placed in the U.S. Most of the securities purchased by a Fund in a private placement are then typically freely tradeable outside the U.S. either on a non-U.S. securities exchange or over-the-counter. Participation certificates typically are as tradeable as their underlying securities.

Artisan Partners, under the supervision of the board of directors of Artisan Funds, may consider whether Rule 144A securities are illiquid and thus subject to each Fund’s restriction on investing no more than 10% of its net assets in illiquid securities. In making a determination of whether a Rule 144A security is liquid or not, Artisan Partners will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, Artisan Partners could consider: (1) the frequency of trades and quotes for the specific security, (2) the number of dealers willing to purchase or sell such security and the number of other potential purchasers, (3) any dealer undertaking to make a market in such security, (4) the nature of such security and the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transferring such securities), (5) whether the security trades freely in a non-U.S. market or markets, and (6) other factors, if any, which Artisan Partners deems relevant to determining the existence of a trading market for such security. The liquidity of Rule 144A securities that have been determined to be liquid would be monitored and, if as a result of changed conditions, Artisan Partners determined that a Rule 144A security is no longer liquid, a Fund’s holdings of illiquid securities would be reviewed to determine what steps, if any, are required to assure that the Fund does not invest more than 10% of its net assets in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if such securities are not freely tradeable outside the U.S. or qualified institutional buyers are unwilling to purchase such securities. The potential lack of liquidity for these securities may make it more difficult for Artisan Partners to accurately value these securities.

Lending of Portfolio Securities

Although no Fund currently lends its portfolio securities to broker-dealers and banks, subject to restriction (4) under “Investment Restrictions” in this SAI, each Fund may do so. Any loan of portfolio securities must be continuously secured by collateral in cash or cash equivalents maintained on a current basis with the Fund’s custodian in an amount at least equal to the market value of the securities loaned by the Fund. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and also would receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. The Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. The Fund would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities if, in Artisan Partners’ judgment, a material event requiring a shareholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, the Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. No Fund will lend portfolio securities having an aggregate value of more than 5% of the Fund’s assets at the time of initiation of any loan.

Cash and Repurchase Agreements

Each of Artisan Emerging Markets Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan Mid Cap Fund and Artisan Small Cap Fund generally tries to maintain cash in its portfolio at not more than 5% of the Fund’s total assets. Artisan Small Cap Value Fund may at times hold more than 5% of its total assets in cash. Each of Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Value Fund and Artisan Value Fund tries to maintain a cash position of no more than 15% of its total assets. Each of Artisan Global Equity Fund and Artisan Global Small Cap Fund generally tries to maintain a cash position of no more than 10% of its total assets. Artisan Mid Cap Value Fund may at times hold more than 5%, but generally not more than 10%, of its total assets in cash. However, cash flows from shareholder purchases and sales of Fund shares and from Fund purchases and sales of portfolio securities can cause a Fund’s cash to vary significantly from time to time. In addition, during periods when stock prices are moving broadly upwards, investment of available cash by the value Funds – Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund and Artisan Value Fund – may be slowed because higher prevailing valuations cause fewer securities to meet the Funds’ investment criteria. As a result, each Fund may at times hold more than its stated limit in cash. Each Fund typically invests its available cash in repurchase agreements when repurchase agreements are available for investment. In addition, each Fund may invest its available cash in shares of U.S. dollar denominated money market funds.

Repurchase agreements are transactions in which a Fund purchases a security from a bank or recognized securities dealer and simultaneously commits to resell that security to the bank or dealer at an agreed-upon price, date, and market rate of interest unrelated to the coupon rate or maturity of the purchased security. Although repurchase agreements carry certain risks not associated with direct investments in securities, a Fund will enter into repurchase agreements only with banks and dealers believed by Artisan Partners to present minimal credit risks. Artisan Partners will review and monitor the creditworthiness of such institutions, and will consider the capitalization of the institution, Artisan Partners’ prior dealings with the institution, any rating of the institution’s senior long-term debt by independent rating agencies, and other relevant factors.

A Fund will invest only in repurchase agreements collateralized at all times in an amount at least equal to the repurchase price plus accrued interest. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase were less than the repurchase price, the Fund would suffer a loss. If the financial institution that is party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to bankruptcy or other liquidation proceedings, there may be restrictions on the Fund’s ability to sell the collateral and the Fund could suffer a loss. However, with respect to financial institutions whose bankruptcy or liquidation proceedings are subject to the U.S. Bankruptcy Code, each Fund intends to comply with provisions under such Code that would allow it immediately to resell such collateral.

When-Issued and Delayed-Delivery Securities; Reverse Repurchase Agreements

Each Fund may purchase securities on a when-issued or delayed-delivery basis. Although the payment and interest terms of these securities are established at the time the Fund enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Fund makes such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if Artisan Partners deems it advisable for investment reasons. No Fund currently intends to have commitments to purchase when-issued securities in excess of 5% of its total assets.

A Fund may enter into reverse repurchase agreements with banks and securities dealers. A reverse repurchase agreement is a repurchase agreement in which a Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed-upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of securities because it avoids certain market risks and transaction costs. However, reverse repurchase agreements will be treated as borrowing and subject to each Fund’s fundamental limitation on borrowing.

At the time a Fund enters into a binding obligation to purchase securities on a when-issued or delayed-delivery basis or enters into a reverse repurchase agreement, assets of the Fund having a value at least as great as the purchase price of the securities to be purchased will be segregated on the books of the Fund and held by the custodian throughout the period of the obligation. The use of these investment strategies, as well as borrowing under a line of credit as described below, may give rise to a form of leverage and increase a Fund’s overall investment exposure, resulting in increased volatility of a Fund’s NAV.

Short Sales

Each Fund may make short sales “against the box.” In a short sale, a Fund sells a borrowed security and is required to return the identical security to the lender. A short sale

“against the box” involves the sale of a security with respect to which the Fund already owns an equivalent security in kind and amount. A short sale “against the box” enables a Fund to obtain the current market price of a security that it desires to sell but is unavailable for settlement. No Fund currently intends to have commitments to make short sales “against the box” in excess of 5% of its total assets.

Line of Credit

Artisan Funds maintains a line of credit with a bank in order to permit borrowing on a temporary basis for extraordinary or emergency purposes, including without limitation to meet share redemption requests in circumstances in which temporary borrowing may be preferable to liquidation of portfolio securities. Any borrowings under that line of credit by a Fund would be subject to restriction (5) under “Investment Restrictions” in this SAI.

Weighted Average Market Capitalization for Artisan Mid Cap Fund

Artisan Mid Cap Fund generally maintains a weighted average market capitalization of not more than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index. As a result of the annual reconstitution of the Russell Midcap® Index, however, the Fund’s weighted average market capitalization may be greater than 1.5 times the weighted average market capitalization of the companies included in the Russell Midcap® Index for a period of up to three months after such reconstitution. During this period, the Fund will invest no less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies. The Fund defines a medium-sized company as one with a market capitalization greater than the market capitalization of the smallest company in the Russell Midcap® Index and less than three times the weighted average market capitalization of companies in that Index.

Portfolio Turnover

Although the Funds do not purchase securities with a view to rapid turnover, there are no limitations on the length of time that portfolio securities must be held and a Fund may have short-term capital gains and losses. Portfolio turnover can occur for a number of reasons such as general conditions in the securities markets, more favorable investment opportunities in other securities, or other factors relating to the desirability of holding or changing a portfolio investment. Because of each Fund’s flexibility of investment and emphasis on growth of capital, it may have greater portfolio turnover than that of mutual funds that have primary objectives of income or maintenance of a balanced investment position. For the fiscal years ended September 30, 2013 and September 30, 2012, each Fund’s portfolio turnover rates were as follows:

Fund	Fiscal Year Ended September 30, 2013		Fiscal Year Ended September 30, 2012
Emerging Markets Fund	35.89%		38.19%
Global Equity Fund	126.40		98.03
Global Opportunities Fund	41.76		43.30
Global Small Cap Fund	9.98	[1]	—
Global Value Fund	30.79		22.34
International Fund	42.00		55.39
International Small Cap Fund	59.47		42.01
International Value Fund	32.99		20.42
Mid Cap Fund	43.72		46.21
Mid Cap Value Fund	25.73		27.86
Small Cap Fund	42.43		69.56
Small Cap Value Fund	26.66		28.17
Value Fund	57.90		66.13

[1]	For the period from the Fund’s inception on June 25, 2013, not annualized.

Future turnover rates for the Funds may vary significantly from year to year. A high rate of portfolio turnover results in increased transaction costs, which must be borne by that Fund. High portfolio turnover also may result in the realization of capital gains or losses and, to the extent net short-term capital gains are realized, any distributions resulting from such gains will be considered ordinary income for U.S. federal income tax purposes. See “Dividends, Capital Gains & Taxes” in the prospectus, and “Additional Federal Income Tax Information” in this SAI.

Investment Restrictions

Fundamental Restrictions

Artisan Funds has adopted investment restrictions (which may not be changed without the approval of the lesser of (i) 67% of each Fund’s shares present at a meeting if more than 50% of the shares outstanding are present or (ii) more than 50% of each Fund’s outstanding shares) under which a Fund may not:

(1)    act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale;

(2)    purchase or sell real estate, although it may purchase securities of issuers that deal in real estate, including securities of real estate investment trusts, and may purchase securities that are secured by interests in real estate. A Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(3)    purchase or sell commodities or commodity contracts, except each Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, swap contracts subject to the regulation by the Commodity Futures Trading Commission, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants, repurchase agreements and other derivative instruments entered into in accordance with the Fund’s investment policies;

(4)    make loans, except that each Fund may (a) lend portfolio securities in accordance with the Fund’s investment policies up to 33 1/3% of the Fund’s total assets taken at market value, (b) enter into repurchase agreements and (c) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities;

(5)    borrow money except under the following circumstances: (a) a Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (b) a Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; and (c) a Fund may enter into transactions that are technically borrowings under the Investment Company Act of 1940, as amended, because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (a) above, so long as and to the extent that a Fund earmarks and maintains liquid securities equal in value to its obligations in respect of these transactions;

(6)    invest more than 25% of its total assets (taken at market value at the time of a particular purchase) in the securities of one or more issuers in any particular industry (excluding the U.S. Government or its agencies or instrumentalities);

(7)    issue any class of securities that is senior to the Fund’s shares of beneficial interest, except to the extent a Fund is permitted to borrow money or otherwise to the extent consistent with applicable law; or

(8)    with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of a Fund’s total assets taken at market value at the time of a particular purchase to be invested in the securities of such issuer; or (b) such purchase would result in more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of such issuer being held by the Fund.

A Fund’s investment objective is not a fundamental restriction and, therefore, a change in the objective is not subject to shareholder approval. However, investors in a Fund will receive written notification at least 30 days prior to any change in that Fund’s investment objective.

For purposes of investment restriction (5) above, borrowing shall not be considered to include (without limitation): investments in derivative instruments, such as options, futures contracts, options on futures contracts, forward commitments and swaps, short sales and roll transactions made in accordance with a Fund’s investment policies.

Non-Fundamental Restrictions

Each Fund is also subject to non-fundamental restrictions and policies (which may be changed by the board of directors), under which a Fund may not:

(a)    invest in companies for the purpose of exercising control or management;

(b)    purchase more than 3% of the stock of another investment company or purchase stock of other investment companies equal to more than 5% of the Fund’s total assets (valued at time of purchase) in the case of any one other investment company and 10% of total assets (valued at time of purchase) in the case of all other investment companies in the aggregate; any such purchases are to be made in the open market where no profit to a sponsor or dealer results from the purchase, other than the customary broker’s commission, except for securities acquired as part of a merger, consolidation, acquisition or reorganization;

(c)    invest more than 25% of its total assets (valued at time of purchase) in securities of foreign issuers [Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund only];

(d)    purchase securities on margin (except for use of short-term credits as are necessary for the clearance of transactions), or sell securities short unless (i) the Fund owns or has the right to obtain securities equivalent in kind and amount to those sold short at no added cost or (ii) the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain and provided that transactions in options, futures, and options on futures are not treated as short sales;

(e)    invest more than 10% of its net assets (taken at market value at the time of each purchase) in illiquid securities, including repurchase agreements maturing in more than seven days;

(f)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities of issuers domiciled, headquartered or whose primary business activities or principal trading markets are emerging markets [Artisan Emerging Markets Fund only];

(g)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in equity securities or instruments that have similar economic characteristics [Artisan Global Equity Fund only];

(h)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other securities of small U.S. and non-U.S. companies [Artisan Global Small Cap Fund];

(i)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in common stocks and other equity securities of small non-U.S. companies [Artisan International Small Cap Fund only];

(j)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of medium-sized companies [Artisan Mid Cap Fund and Artisan Mid Cap Value Fund only];

(k)    under normal circumstances, invest less than 80% of its net assets plus any borrowings for investment purposes at market value at the time of purchase in the common stocks of small companies [Artisan Small Cap Fund and Artisan Small Cap Value Fund only].

A Fund will notify its shareholders at least 60 days prior to any change in the policies described in (f) through (k) above.

These investment restrictions only apply at the time of an investment. Accordingly, any subsequent increase or decrease in the percentage of the Fund’s holdings as a result of a change in market conditions, the amount of the Fund’s total or net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s investment restrictions.

Organization

The Funds are series of Artisan Partners Funds, Inc., an open-end management investment company that was incorporated under Wisconsin law on January 5, 1995.

Artisan Emerging Markets Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund, Artisan Small Cap Value Fund and Artisan Value Fund each offers two classes of shares: Investor Shares and Institutional Shares. As described more fully in the prospectus, effective February 14, 2014, Artisan Emerging Markets Fund’s Advisor Shares were redesignated as Investor Shares (the “Redesignation”). Accordingly, if you held Advisor Shares of Artisan Emerging Markets Fund at the time of the Redesignation, those shares are now Investor Shares of the Fund. Artisan Global Equity Fund, Artisan Global Small Cap Fund and Artisan International Small Cap Fund each offer only Investor Shares. As described more fully in the Funds’ prospectus, Investor Shares of the Funds are offered to members of the general public and require a minimum initial investment of $1,000. As described more fully in the Funds’ prospectus, Institutional Shares of the Funds are designed for certain employee benefit plans as well as institutional and other investors with a minimum initial investment of $1 million. The classes of a Fund share pro rata the costs of management of that Fund’s portfolio, including the advisory fee, but each bears the cost of its own transfer agency and shareholder servicing arrangements, which may result in differing expenses by class. Because of the different expenses, the Institutional Shares of a Fund generally may have a lower expense ratio and correspondingly higher total return than the Investor Shares of the Fund.

The Wisconsin Business Corporation Law permits registered investment companies to operate without an annual meeting of shareholders under specified circumstances, such as if an annual meeting is not required by the 1940 Act (the federal securities law that governs the regulation of investment companies). Artisan Funds has adopted the appropriate provisions in its bylaws and does not expect to hold an annual meeting in any year in which the election of directors or any other action requiring shareholder approval is not required to be acted upon by shareholders. Artisan Funds believes that not holding shareholder meetings except as otherwise required reduces each Fund’s expenses and enhances shareholder returns.

The Funds may hold special meetings of shareholders to elect or remove directors, change fundamental policies, approve a management contract, or for other purposes. The Funds will distribute proxy materials in advance, including information about the proposals to be voted on and instructions on how to vote. You are entitled to one vote, or fraction thereof, for each share of any Fund, or fraction thereof, that you own. With respect to any matter that affects only one or more Funds or classes, only the shares of the affected Funds or classes are entitled to vote. Shareholders not attending these meetings are encouraged to vote by proxy.

All shares participate equally in dividends and other distributions declared by the board of directors with respect to the applicable class of shares, and all shares of a class have pro rata rights to the residual assets of the respective class in the event of liquidation. Shares of the Funds have no preemptive, conversion or subscription rights.

Artisan Funds is governed by a board of directors that is responsible for protecting the interests of the Funds’ shareholders. The directors are experienced executives and professionals who meet at regular intervals to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds and review performance. A majority of directors are not otherwise affiliated with Artisan Funds or Artisan Partners.

Directors and Officers

The board of directors has overall responsibility for the conduct of the affairs of Artisan Funds. The chairman of the board is an independent director.5 Each director serves an indefinite term of unlimited duration until the next meeting of shareholders at which the directors are elected and until the election and qualification of his or her successor or until he or she retires, resigns or is removed from office. Artisan Funds’ bylaws provide that each director must retire by the end of the calendar year in which he or she attains the age of 75. The board of directors may fill any vacancy on the board provided that, after such appointment, at least two-thirds of the directors have been elected by the shareholders. The shareholders may remove a director by a vote of a majority of the outstanding shares of Artisan Funds at any meeting of shareholders called for the purpose of removing such director.

The board of directors’ role is one of oversight, rather than active management. This oversight extends to Artisan Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of Artisan Funds. Senior officers of Artisan Funds, including the president, chief financial officer, general counsel, and chief compliance officer, report directly to the full board on a variety of matters at regular meetings of the board of directors. The chief financial officer also reports regularly to Artisan Funds’ audit committee, which is comprised of all of Artisan Funds’ independent directors.6

[5]	Directors who are not “interested” as defined by the 1940 Act are deemed to be “independent directors.”
[6]	Peter M. Lebovitz became an independent director of Artisan Funds effective July 1, 2014. As of the date of this SAI, Mr. Lebovitz has not yet been appointed as a member of the audit and governance and nominating committees.

The board’s leadership structure features independent directors serving as board chairman and chairmen of the audit and governance and nominating committees. This structure is reviewed by the board regularly and the board believes it to be appropriate and effective. All independent directors are members of the audit and governance and nominating committees.6 Inclusion of independent directors in the audit and governance and nominating committees allows all such directors to participate in the full range of the board’s oversight duties, including oversight of risk management processes.

The board of directors elects the officers of Artisan Funds, provided that the chief compliance officer must be approved by a majority of the independent directors. Each officer holds office for one year and until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed or disqualified. The board of directors may remove any officer, with or without cause, at any time, provided that a majority of the independent directors must approve the removal of the chief compliance officer.

The names and ages of the directors and officers, the date each first was elected to office, their principal business occupations and other directorships they have held during the last five years in any publicly-traded company or any registered investment company are shown below. There are thirteen series of Artisan Funds, all of which are overseen by the board of directors and officers of Artisan Funds. As of the date of this SAI, a fourteenth series of Artisan Funds has been established, but has not yet commenced operations. After commencement of operations, that series will also be overseen by the board of directors of Artisan Funds.

Name and Age at December 31, 2013	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership

Directors who are not “interested persons” of Artisan Funds:
David A. Erne, 70	Director and Independent Chair of the Board of Directors	Director since 3/27/95; Independent Chair since 2/4/05	Of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI.	Former Trustee, Northwestern Mutual Life Insurance Company (individual life insurance, disability insurance and annuity company).	Significant board experience; legal training and practice.
Gail L. Hanson, 58	Director	1/1/12	Chief Financial Officer, Aurora Health Care (not for profit health care provider); from September 2004 to February 2011, Deputy Executive Director, State of Wisconsin Investment Board.	Director, Northwestern Mutual Series Fund, Inc. (investment company) (27 portfolios).

Significant executive experience including service as chief financial officer and service as deputy executive director of a state investment board; certified financial analyst and certified public accountant; audit committee financial expert.

Name and Age at December 31, 2013	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Thomas R. Hefty, 66	Director	3/27/95

Retired; from January 2007 to February 2008, President, Kern Family Foundation (private, grant-making organization); until December 2006, of counsel to the law firm Reinhart Boerner Van Deuren s.c., Milwaukee, WI; until December 2006, Adjunct Professor, Department of Business and Economics, Ripon College; until December 2002, Chairman of the Board and Chief Executive Officer of Cobalt Corporation (provider of managed care and specialty business services).

				None.	Significant board experience; significant executive experience including past service as the chief executive officer of a public company; legal training and practice; audit committee financial expert.

Name and Age at December 31, 2013	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
Peter M. Lebovitz, 59	Director	7/1/14

Managing Partner, Harkness Partners, LLC (provider of strategic consulting to investment management firms) (since 2010); Director, Hoffberger Holdings, Inc. (private investment holding company) (since 2014); Advisor and Consultant, KRC Inc. (private fund) (since 2008); Strategic Consultant, The OFI SteelPath Funds (investment company) (since 2011); Advisory Board Member, Cantilever Capital (investment firm) (since 2009); until 2014, Director and Consultant, Crosswind Investments, LLC (investment management firm).

				Former Director, The SteelPath MLP Funds Trust (investment company); former Trustee, The Managers Funds and Managers AMG Funds (investment companies).	Significant board experience; significant executive experience including past service as chief executive officer of a management investment company.
Patrick S. Pittard, 68	Director	8/9/01

Distinguished Executive in Residence (teaching position), University of Georgia; until December 2012, Chairman and Chief Executive Officer, ACT Bridge, Inc. (enterprise talent management firm); until October 2001, Chairman of the Board, President and Chief Executive Officer of Heidrick & Struggles International, Inc. (executive search firm).

				Director, Lincoln National Corporation (insurance and investment management company); former Director, Cbeyond, Inc. (telecommunications company, formerly Cbeyond Communications, Inc.).	Significant board experience; significant executive experience including past service as chief executive officer of a public company.

Name and Age at December 31, 2013	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held	Experience, Qualifications, Attributes, Skills for Board Membership
R. Scott Trumbull, 65	Director	11/13/12	Chairman, Chief Executive Officer and Director, Franklin Electric Co., Inc. (manufacturer of water and fuel pumping systems).	Director, Health Care REIT (investor in health care real estate); Director, Columbus McKinnon Corporation (designer, manufacturer and marketer of material handling products).

Significant board experience; significant executive experience including service as chief executive officer of a public company and service as non-executive chairman of a privately held company; audit committee financial expert.

Director who is an “interested person” of Artisan Funds and Officer:
Eric R. Colson, 44*	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2/9/10; Director since 11/12/13

President, Chief Executive Officer and Director of APAM (since March 2013); Managing Director, Chief Executive Officer (since January 2010) and President (since April 2013) of Artisan Partners; President and Chief Executive Officer of Artisan Investments GP LLC (since January 2010); President and Chief Executive Officer of Artisan Partners Holdings LP (since March 2013); prior thereto, Managing Director and Chief Operating Officer - Investment Operations of Artisan Partners.

				None.	Significant executive experience; continuing service as President, Chief Executive Officer and Managing Director of Artisan Partners; continuing service as President and Chief Executive Officer of Artisan Partners Holdings LP.

* Mr. Colson is an “interested person” of Artisan Funds, as defined in the 1940 Act, because he is President and Chief Executive Officer of Artisan Funds and a Managing Director, President and Chief Executive Officer of Artisan Partners. Mr. Colson also serves as President and Chief Executive Officer of Artisan Investments GP LLC (the general partner of Artisan Partners) and Artisan Partners Holdings LP (the parent company of Artisan Partners) and President, Chief Executive Officer and Director of APAM (the general partner of Artisan Partners Holdings LP).

Name and Age at December 31, 2013	Position(s) Held with Artisan Funds	Date First Elected or Appointed to Office	Principal Occupation(s) during Past 5 Years	Other Public Company or Registered Investment Company Directorships Held
Gregory K. Ramirez, 43	Chief Financial Officer, Vice President and Treasurer	2/8/11

Managing Director and since April 2013 Vice President and Assistant Treasurer of Artisan Partners; Senior Vice President (since October 2013) of APAM; Vice President, Treasurer and Chief Financial Officer of Artisan Partners Distributors LLC since July 2012; prior thereto, Assistant Treasurer of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary and Assistant Treasurer of Artisan Funds.

None.
Sarah A. Johnson, 41	General Counsel, Vice President and Secretary	2/8/11

Managing Director (since March 2010), Vice President (since April 2013), Secretary (since October 2013), Chief Compliance Officer (January 2012-September 2013) and General Counsel (since October 2013) of Artisan Partners; prior thereto, Associate Counsel of Artisan Partners; Executive Vice President, Chief Legal Officer and Secretary (since October 2013) of APAM; Vice President and Secretary of Artisan Partners Distributors LLC; until February 2011, Assistant Secretary of Artisan Funds.

None.
Brooke J. Billick, 60	Chief Compliance Officer	8/19/04

Chief Compliance Officer - U.S. Mutual Funds and Associate Counsel of Artisan Partners; Chief Compliance Officer of Artisan Partners Distributors LLC; until January 2012, Chief Compliance Officer of Artisan Partners.

None.
James S. Hamman, Jr., 44	Vice President and Assistant Secretary	2/8/11

Managing Director (since January 2014), Associate Counsel (since March 2010), Vice President (since April 2013) and Assistant Secretary (since October 2013) of Artisan Partners; from January 2008 until February 2010, Principal of Elite Investment Partners, LLC; prior thereto, Executive Vice President, General Counsel and Secretary of Calamos Asset Management, Inc.

None.
Stephen W. Hlavach, 45	Assistant Treasurer	2/14/12

Tax Director (since January 2011) and Assistant Treasurer (since April 2013) of Artisan Partners; Assistant Treasurer (since October 2012) of APAM; prior thereto, Tax Lead, Mergers & Acquisitions of The Boeing Company.

None.
Shannon K. Jagodinski, 36	Assistant Treasurer	2/14/12	Senior Manager of Investment Accounting of Artisan Partners.	None.

The business address of the officers and director affiliated with Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. The address of the other directors is: c/o Artisan Funds, 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

The board of directors has an audit committee and a governance and nominating committee. In addition, the board of directors has appointed a valuation committee. The following table identifies the members of those committees, the number of meetings of each committee held during the fiscal year ended September 30, 2013, and the function of each committee:

Committee	Members of Committee	Number of Meetings	Principal Functions of Committee
Audit Committee	David A. Erne Gail L. Hanson Thomas R. Hefty* Patrick S. Pittard R. Scott Trumbull**	4

The audit committee selects the independent auditors; meets with the independent auditors and management to review the scope and the results of the audits of Artisan Funds’ financial statements; confirms the independence of the independent auditors; reviews with the independent auditors and management the effectiveness and adequacy of Artisan Funds’ internal controls; pre-approves the audit and certain non-audit services provided by the independent auditors; and reviews legal and regulatory matters.

Governance and Nominating Committee	David A. Erne Gail L. Hanson Thomas R. Hefty Patrick S. Pittard* R. Scott Trumbull**	3

The governance and nominating committee makes recommendations to the board regarding board committees and committee assignments, the composition of the board, candidates for election as non-interested directors, executive officers of Artisan Funds, compensation of directors who are not affiliated persons of Artisan Partners and proposed changes to Artisan Funds’ governing documents, and oversees the process for evaluating the functioning of the board. Pursuant to procedures and policies adopted under its charter, the governance and nominating committee will consider shareholder recommendations regarding candidates for election as directors.

Valuation Committee	James S. Hamman, Jr. Shannon K. Jagodinski Sarah A. Johnson Gregory K. Ramirez Laura E. Simpson†	114‡	The valuation committee is responsible for determining, in accordance with Artisan Funds’ valuation procedures, a fair value for any portfolio security for which no reliable market quotations are available or for which the valuation procedures do not produce a fair value.

*	Chairperson of the committee.

**	Mr. Trumbull was elected by shareholders to the board of directors of Artisan Funds effective November 13, 2012. Mr. Trumbull was appointed as a member of each of the audit committee and the governance and nominating committee effective January 11, 2013.
Mr. Trumbull did not participate in meetings of the audit committee and the governance and nominating committee prior to November 13, 2012.

†	Ms. Simpson was added as a member of the valuation committee on February 12, 2013. As such, Ms. Simpson did not participate in meetings of the valuation committee prior to February 12, 2013.

‡	The number shown represents the number of valuation actions taken by the committee, not the number of times the committee met.

Shareholders wishing to recommend a candidate for election to the board may do so by: (a) mailing the recommendation in writing to the attention of the secretary of Artisan Funds at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202; and (b) including in the recommendation: (i) the class or series and number of all shares of any Artisan Fund owned beneficially or of record by the nominating shareholder at the time the recommendation is submitted and the dates on which such shares were acquired, specifying the number of shares owned beneficially; (ii) a full listing of the proposed candidate’s education, experience (including knowledge of the investment company industry, experience as a director or senior officer of public or private companies, and directorships on other boards of other public companies, identifying any other registered investment companies), current employment, date of birth, business and residence addresses, and the names and addresses of at least three professional references; (iii) information as to whether the candidate is or may be an “interested person” (as such term is defined in the 1940 Act) of Artisan Funds, Artisan Partners or Artisan Partners Distributors LLC (“Distributors”), and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for Artisan Funds to make such determination; (iv) the written and signed consent of the candidate to be named as a nominee and to serve as a director of Artisan Funds, if elected; (v) a description of all arrangements or understandings between the nominating shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made, and if none, a statement to that effect; (vi) the class or series and number of all shares of each Artisan Fund owned of record or beneficially by the candidate, as reported by the candidate; and (vii) any other information that would be helpful to the committee in evaluating the candidate. The committee also may require the nominating shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information submitted in the recommendation or to determine the qualifications and eligibility of the candidate proposed by the nominating shareholder to serve as a director of Artisan Funds, and if the nominating shareholder fails to provide such other information in writing within seven days of receipt of a written request from the committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the committee will not be required to consider such candidate. The committee will consider only those shareholder recommendations that follow the procedures outlined above. Recommendations for candidates as directors of Artisan Funds will be evaluated, among other things, in light of whether the number of directors is expected to change and whether the directors expect any vacancies. The committee need not consider any shareholder recommendation received fewer than 90 days before the date of an anticipated nomination. When the committee is not actively recruiting new directors, shareholder recommendations will be kept on file for two years after receipt of the shareholder recommendation. A shareholder recommendation considered by the committee in connection with the committee’s nomination of any candidate(s) for appointment or election as an independent director need not be considered again by the committee in connection with any subsequent nomination(s).

As of January 1, 2014, the compensation paid to the directors of Artisan Funds who are not affiliated persons of Artisan Partners for their services as such is based on an annual fee of $250,000, payable quarterly, subject to an additional increase of $10,000 upon commencement of operations of any new series of Artisan Funds. In addition, the independent chair of the board of directors receives an additional $60,000 annually, payable quarterly, the chair of the audit committee receives an additional $45,000 annually, payable quarterly and the chair of the governance and nominating committee receives an additional $30,000 annually, payable quarterly. (Prior to January 1, 2014, each director who was not an affiliated person of Artisan Partners received an annual retainer of $210,000 and the audit committee chair received an additional $30,000 annually.) If more than five in-person meetings are held in a calendar year, the board of directors may, at its discretion, pay each director an additional meeting attendance fee. Otherwise, no per meeting fees are paid.

Compensation is paid only to directors who are not affiliated persons of Artisan Partners and is allocated among the series of Artisan Funds in accordance with a procedure determined from time to time by the board. Artisan Funds has no retirement or pension plan.

Artisan Funds has a deferred compensation plan (the “Plan”) that permits any director who is not an affiliated person of Artisan Partners to elect to defer receipt of all or a portion of his or her Compensation (as defined under the Plan) as a director for two or more years. The deferred compensation of a participating director is credited to a book entry account of Artisan Funds on the date that such Compensation otherwise would have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more series of Artisan Funds as designated by the participating director. At the time for commencing distributions from a director’s deferral account, which is no later than when the director ceases to be a member of the board of directors, the director may elect to receive distributions in a lump sum or over a period of five years. Any obligation of an Artisan Fund to make distributions under the Plan is a general obligation of that Fund. No Artisan Fund will be liable for any other Artisan Fund’s obligations to make distributions under the Plan.

The following table sets forth the aggregate compensation paid by each of the Funds and the total compensation paid by the Artisan Funds complex to each director for the fiscal year ended September 30, 2013.

Fund	Directors who are not interested persons of Artisan Funds						Director who is an “interested person” of Artisan Funds
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz[4]	Patrick S. Pittard	R. Scott Trumbull[1]	Eric R. Colson[2]
Emerging Markets Fund	$4,450	$3,431	$3,940	---	$3,940	$2,943	$0
Global Equity Fund	$1,391	$1,073	$1,232	---	$1,232	$805	$0
Global Opportunities Fund	$2,818	$2,176	$2,497	---	$2,497	$1,982	$0
Global Small Cap Fund[3]	$1,384	$1,078	$1,230	---	$1,230	$1,078	$0
Global Value Fund	$2,856	$2,206	$2,531	---	$2,531	$2,042	$0
International Fund	$67,822	$52,317	$60,070	---	$60,070	$46,346	$0
International Small Cap Fund	$5,062	$3,905	$4,483	---	$4,483	$3,462	$0
International Value Fund	$49,569	$38,242	$43,905	---	$43,905	$34,134	$0
Mid Cap Fund	$44,762	$34,527	$39,645	---	$39,645	$30,371	$0
Mid Cap Value Fund	$55,047	$42,465	$48,756	---	$48,756	$37,496	$0
Small Cap Fund	$6,013	$4,640	$5,327	---	$5,327	$4,191	$0
Small Cap Value Fund	$16,495	$12,721	$14,608	---	$14,608	$11,078	$0
Value Fund	$5,869	$4,528	$5,198	---	$5,198	$4,011	$0
Total Compensation from the Artisan Funds Complex Paid to Directors	$263,538	$203,309	$233,422	---	$233,422	$179,939	$0

[1]	Because Mr. Trumbull became a director of Artisan Funds effective November 13, 2012, he received only partial compensation from the Artisan Funds complex for the fiscal year ended September 30, 2013.

[2]	Mr. Colson was elected by shareholders to the board of directors of Artisan Funds effective November 12, 2013. As an affiliated person of Artisan Partners, he does not receive any compensation from the Artisan Funds complex.

[3]	The compensation presented in this row for Artisan Global Small Cap Fund, which commenced operations on June 25, 2013, is an estimate of the amount to be paid for the fiscal year ending September 30, 2014.

[4]	Because Mr. Lebovitz became a director of Artisan Funds effective July 1, 2014, he received no compensation from the Artisan Funds complex for the fiscal year ended September 30, 2013 and will receive partial compensation from the Artisan Funds complex for the fiscal year ended September 30, 2014.

As of January 31, 2014, the officers and directors of Artisan Funds as a group owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”)) less than 1% of the outstanding Investor Shares of each of the Funds.

As of January 31, 2014, no officer or director of Artisan Funds owned “beneficially” (within the meaning of that term as defined in Rule 16a-1(a)(2) under the 1934 Act) Institutional Shares of Artisan Global Opportunities Fund, Artisan International Fund or Artisan Value Fund. As of January 31, 2014, the officers and directors of Artisan Funds as a group owned beneficially less than 1% of the outstanding Institutional Shares of each of Artisan Emerging Markets Fund, Artisan Global Value Fund, Artisan International Value Fund, Artisan Mid Cap Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund.

The following table illustrates the dollar range of shares of each Fund beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) by each director as of January 31, 2014. The dollar range for the securities represented in the table was determined using the NAV of a share of each Fund as of the close of business on January 31, 2014.

Fund	Directors who are not interested persons of Artisan Funds						Director who is an “interested person” of Artisan Funds
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz[1]	Patrick S. Pittard	R. Scott Trumbull	Eric R. Colson
Emerging Markets Fund	Over $100,000	$50,001- $100,000	None	None	None	None	Over $100,000
Global Equity Fund	None	$50,001- $100,000	None	None	None	None	Over $100,000
Global Opportunities Fund	None	$10,001 – $50,000	None	None	None	Over $100,000	Over $100,000
Global Small Cap Fund	None	$10,001 – $50,000	None	None	None	None	Over $100,000
Global Value Fund	Over $100,000	$50,001- $100,000	None	None	Over $100,000	Over $100,000	Over $100,000
International Fund	Over $100,000	$50,001- $100,000	Over $100,000	None	$50,001- $100,000	None	None
International Small Cap Fund	Over $100,000	$10,001 – $50,000	None	None	None	None	Over $100,000
International Value Fund	Over $100,000	$10,001 – $50,000	None	None	Over $100,000	None	$10,001-$50,000
Mid Cap Fund	Over $100,000	$50,001- $100,000	Over $100,000	None	$50,001- $100,000	$10,001- $50,000	None
Mid Cap Value Fund	Over $100,000	$50,001- $100,000	None	None	Over $100,000	Over $100,000	$10,001-$50,000
Small Cap Fund	Over $100,000	Over $100,000	Over $100,000	None	$50,001- $100,000	None	$10,001-$50,000

Fund	Directors who are not interested persons of Artisan Funds						Director who is an “interested person” of Artisan Funds
	David A. Erne	Gail L. Hanson	Thomas R. Hefty	Peter M. Lebovitz[1]	Patrick S. Pittard	R. Scott Trumbull	Eric R. Colson
Small Cap Value Fund	Over $100,000	$50,001- $100,000	Over $100,000	None	$50,001- $100,000	None	$50,001-$100,000
Value Fund	Over $100,000	$10,001 – $50,000	None	None	Over $100,000	None	Over $100,000
Aggregate Artisan Funds Complex	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000

1 Mr. Lebovitz became a director of Artisan Funds effective July 1, 2014.

No independent director of Artisan Funds owns beneficially or of record any security of Artisan Partners or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Artisan Partners.

Portfolio Managers

Maria Negrete-Gruson is portfolio manager for Artisan Emerging Markets Fund. Mark L. Yockey, Charles-Henri Hamker and Andrew J. Euretig are portfolio managers for Artisan Global Equity Fund. James D. Hamel is lead portfolio manager, Matthew H. Kamm and Craigh A. Cepukenas are portfolio managers, and Jason L. White is associate portfolio manager for Artisan Global Opportunities Fund. Mr. Yockey, Mr. Hamker and David Geisler are portfolio managers for Artisan Global Small Cap Fund. Daniel J. O’Keefe is lead portfolio manager and N. David Samra is portfolio manager for Artisan Global Value Fund. Mr. Yockey is portfolio manager and Messrs. Euretig and Hamker are associate portfolio managers for Artisan International Fund. Messrs. Yockey and Hamker are portfolio managers for Artisan International Small Cap Fund. Mr. Samra is lead portfolio manager and Mr. O’Keefe is portfolio manager for Artisan International Value Fund. Mr. Kamm is lead portfolio manager, Messrs. Hamel and Cepukenas are portfolio managers, and Mr. White is associate portfolio manager for Artisan Mid Cap Fund. Scott C. Satterwhite, James C. Kieffer, George O. Sertl, Jr. and Daniel L. Kane are portfolio managers for Artisan Mid Cap Value Fund, Artisan Small Cap Value Fund, and Artisan Value Fund. Mr. Cepukenas is lead portfolio manager, Messrs. Hamel and Kamm are portfolio managers, and Mr. White is associate portfolio manager for Artisan Small Cap Fund.

The portfolio managers also have responsibility for the day-to-day management of accounts other than the Funds, which may include separate accounts offered by Artisan Partners, other series of Artisan Funds and unregistered funds. Portfolio managers may provide services to other accounts that are managed in investment strategies that differ from those of the Funds. Fees earned by Artisan Partners may vary among these accounts and the portfolio managers may personally invest in some but not all of those accounts. Information regarding those other accounts is set forth in the table below.7

[7]	Each portfolio manager may invest for his or her own benefit in securities held in brokerage and mutual fund accounts. The information shown in the tables does not include information about those accounts where the portfolio manager or members of his or her family have a beneficial or pecuniary interest because no advisory relationship exists with Artisan Partners or any of its affiliates.

Number of Other Accounts Managed and Assets by Account Type as of September 30, 2013
Portfolio Manager(s)	Registered Investment Companies (other than the Funds)	Other Pooled Investment Vehicles	Other Accounts
Craigh A. Cepukenas	Accounts: 0	Accounts: 4	Accounts: 58
	Assets: $0	Assets: $1,526,144,412	Assets: $8,104,019,463
Andrew J. Euretig	Accounts: 5	Accounts: 5	Accounts: 21
	Assets: $1,138,503,240	Assets: $766,969,738	Assets: $7,753,059,102
David Geisler	Accounts: 0	Accounts: 0	Accounts: 0
	Assets: $0	Assets: $0	Assets: $0
James D. Hamel	Accounts: 0	Accounts: 4	Accounts: 58
	Assets: $0	Assets: $1,526,144,412	Assets: $8,104,019,463
Charles-Henri Hamker	Accounts: 5	Accounts: 6	Accounts: 24
	Assets: $1,138,503,240	Assets: $852,253,558	Assets: $8,172,437,698
Matthew H. Kamm	Accounts: 0	Accounts: 4	Accounts: 58
	Assets: $0	Assets: $1,526,144,412	Assets: $8,104,019,463
Daniel L. Kane	Accounts: 5	Accounts: 7	Accounts: 35
	Assets: $1,895,078,462	Assets: $756,365,250	Assets: $3,771,172,483
James C. Kieffer	Accounts: 5	Accounts: 7	Accounts: 35
	Assets: $1,895,078,462	Assets: $756,365,250	Assets: $3,771,172,483
Maria Negrete-Gruson	Accounts: 0	Accounts: 1	Accounts: 4
	Assets: $0	Assets: $275,134,525	Assets: $791,447,212
Daniel J. O’Keefe	Accounts: 1	Accounts: 16	Accounts: 40
	Assets: $61,839,257	Assets: $9,484,401,402	Assets: $6,839,177,089
N. David Samra	Accounts: 1	Accounts: 16	Accounts: 40
	Assets: $61,839,257	Assets: $9,484,401,402	Assets: $6,839,177,089
Scott S. Satterwhite	Accounts: 5	Accounts: 7	Accounts: 35
	Assets: $1,895,078,462	Assets: $756,365,250	Assets: $3,771,172,483
George O. Sertl, Jr.	Accounts: 5	Accounts: 7	Accounts: 35
	Assets: $1,895,078,462	Assets: $756,365,250	Assets: $3,771,172,483
Jason L. White	Accounts: 0	Accounts: 4	Accounts: 58
	Assets: $0	Assets: $1,526,144,412	Assets: $8,104,019,463
Mark L. Yockey	Accounts: 5	Accounts: 6	Accounts: 24
	Assets: $1,138,503,240	Assets: $852,253,558	Assets: $8,172,437,698

The advisory fees received by Artisan Partners in connection with the management of the Funds and the accounts identified in the table above are not based on the performance of the Funds. As of September 30, 2013, Artisan Partners received a performance-based fee for its management of one separate account in its emerging markets strategy, one separate account in its global value strategy, one separate account in its international growth strategy and one separate account in its U.S. small-cap value strategy. As of September 30, 2013, those accounts had $203,426,912, $244,114,110, $305,634,950 and $101,169,807, respectively, in total assets.

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Funds. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan

Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes this method aligns portfolio managers’ interests more closely with the long-term interests of clients and Fund shareholders. Artisan Partners portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have or are expected to have over a reasonable time limited partnership interests in Artisan Partners Holdings LP.

At September 30, 2013, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the respective Funds they manage having values within the indicated dollar ranges.

Portfolio Manager	Fund	Ownership
Craigh A. Cepukenas	Global Opportunities Fund	$100,001-$500,000
	Mid Cap Fund	$100,001-$500,000
	Small Cap Fund	Over $1,000,000
Andrew J. Euretig	Global Equity Fund	$50,001-$100,000
	International Fund	$100,001-$500,000
David Geisler	Global Small Cap Fund	$50,001-$100,000
James D. Hamel	Global Opportunities Fund	Over $1,000,000
	Mid Cap Fund	Over $1,000,000
	Small Cap Fund	Over $1,000,000
Charles-Henri Hamker	Global Equity Fund	None
	Global Small Cap Fund	None
	International Fund	$10,001-$50,000
	International Small Cap Fund	$100,001-$500,000
Matthew H. Kamm	Global Opportunities Fund	Over $1,000,000
	Mid Cap Fund	Over $1,000,000
	Small Cap Fund	$500,001-$1,000,000
Daniel L. Kane	Mid Cap Value Fund	$50,001-$100,000
	Small Cap Value Fund	$10,001-$50,000
	Value Fund	$10,001-$50,000
James C. Kieffer	Mid Cap Value Fund	Over $1,000,000
	Small Cap Value Fund	Over $1,000,000
	Value Fund	Over $1,000,000
Maria Negrete-Gruson	Emerging Markets Fund	$100,001-$500,000
Daniel J. O’Keefe	Global Value Fund	Over $1,000,000
	International Value Fund	Over $1,000,000
N. David Samra	Global Value Fund	Over $1,000,000
	International Value Fund	Over $1,000,000
Scott C. Satterwhite	Mid Cap Value Fund	$100,001-$500,000
	Small Cap Value Fund	$50,001-$100,000
	Value Fund	Over $1,000,000
George O. Sertl, Jr.	Mid Cap Value Fund	Over $1,000,000
	Small Cap Value Fund	$500,001-$1,000,000
	Value Fund	Over $1,000,000
Jason L. White	Global Opportunities Fund	$100,001-$500,000
	Mid Cap Fund	$100,001-$500,000
	Small Cap Fund	$10,001-$50,000

Portfolio Manager	Fund	Ownership
Mark L. Yockey	Global Equity Fund	Over $1,000,000
	Global Small Cap Fund	Over $1,000,000[1]
	International Fund	Over $1,000,000
	International Small Cap Fund	Over $1,000,000

1 Mr. Yockey’s investment in Global Small Cap Fund is as of December 31, 2013.

Potential Conflicts of Interest

There are a number of ways in which the interests of Artisan Partners, the Funds’ portfolio managers and their other personnel might conflict with the interests of a Fund and its shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within each strategy, including the Funds’ accounts, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Funds and other client accounts. Although at certain times these employees, and other Artisan Partners employees and senior management, devote a significant amount of time to servicing other client accounts, in general, Artisan Partners performs significant duties for Artisan Funds that it does not perform for other clients. As a result, there are several employees who devote all or substantially all of their time to Artisan Funds and there are times when very significant portions of the time of senior management is devoted to Artisan Funds.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Artisan Fund in that strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Funds. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Funds if the staff member were not a director.

Management Services Provided to or Business Relationships with Artisan Funds’ Service Providers. Artisan Partners may provide separate account management services to or have other business relationships with entities that are, or affiliates of which are, service providers to Artisan Funds. In every case, the compensation paid by Artisan Funds or Artisan Partners for services received is the same as or consistent with the compensation paid to comparable service providers that have no relationship with Artisan Partners or its affiliates. Also, the compensation received by Artisan Partners for its advisory services from clients that have no relationship with Artisan Funds is the same or consistent with fees received by Artisan Partners from clients that have a relationship with Artisan Funds.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Fund, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because Artisan Partners’ investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by Artisan Partners’ investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Funds, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the order management system will prompt the traders with a warning providing the trade details. Traders will then collaborate to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Funds’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of broker-dealers is affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’

traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those brokers-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the applicable Artisan Fund, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Funds, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Funds’ compliance procedures.

Proprietary and Personal Investments and Codes of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Funds. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners’ Codes of Ethics, which generally provide that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Codes require pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and generally prohibit personnel from profiting from the purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days.8 In addition, the Codes require reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with the compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Codes prohibit the purchase and sale of securities to and from client accounts. The Codes also contain policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. An adviser may have potential conflicts of interest arising from its voting of proxies relating to portfolio securities, as described in greater detail under the heading “Proxy Voting” below.

Fees. Like the fees Artisan Partners receives from the Funds, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of September 30, 2013, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from their other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

Control Persons and Principal Shareholders

The only persons known by Artisan Funds to own of record or beneficially 5% or more of the outstanding shares of each Fund as of January 31, 2014, unless otherwise noted, were:

[8]	Certain transactions, including trading of mutual funds for which Artisan Partners acts as adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that prohibition because funds, including the Funds, typically have their own policies and procedures related to short-term trading activity.

Name and Address	Fund	Percentage of Outstanding Investor Shares Held[1]	Percentage of Outstanding Institutional Shares Held
Charles Schwab & Co. Inc.[2]	Emerging Markets Fund	16.89%	0.00%
101 Montgomery Street	Global Equity Fund	52.45	N/A
San Francisco, CA 94104-4122	Global Opportunities Fund	27.18	0.00
	Global Small Cap Fund	25.44	N/A
	Global Value Fund	24.89	3.63
	International Fund	26.16	4.43
	International Small Cap Fund	39.86	N/A
	International Value Fund	18.29	0.00
	Mid Cap Fund	17.83	8.70
	Mid Cap Value Fund	18.70	4.71
	Small Cap Fund	9.23	0.00
	Small Cap Value Fund	20.47	7.94
	Value Fund	22.38	23.49
National Financial Services Corp.[2]	Global Equity Fund	21.29%	N/A
One World Financial Center	Global Opportunities Fund	30.10	0.00%
200 Liberty Street	Global Small Cap Fund	24.20	N/A
New York, NY 10281-1003	Global Value Fund	23.52	8.78
	International Fund	22.32	14.41
	International Small Cap Fund	23.84	N/A
	International Value Fund	20.11	0.00
	Mid Cap Fund	26.51	34.49
	Mid Cap Value Fund	26.06	39.34
	Small Cap Fund	39.09	5.45
	Small Cap Value Fund	15.78	62.91
	Value Fund	11.85	22.17
TD Ameritrade[2]	Global Equity Fund	14.19%	N/A
10812 Elm Street	Global Opportunities Fund	6.87	0.00%
Omaha, NE 68144-4820	Global Small Cap Fund	20.61	N/A
	Global Value Fund	7.68	0.00
	Value Fund	6.43	4.05
Merrill Lynch Pierce Fenner & Smith[2]	Emerging Markets Fund	16.19%	0.00%
4800 Deer Lake Drive E	Global Opportunities Fund	8.19	0.00
Jacksonville, FL 32246-6484	Global Value Fund	10.35	0.00
	International Fund	7.67	0.00
	International Value Fund	6.17	0.00
Linsco Private Ledger[2]	Global Value Fund	6.89%	0.00%
P.O. Box 509046	Mid Cap Fund	9.69	0.00
San Diego, CA 92150-9046	Mid Cap Value Fund	5.71	0.00
	Small Cap Value Fund	9.85	0.00
Vanguard Fiduciary Trust Co2	Mid Cap Fund	5.46%	4.27%
P.O. Box 2600 VM 613	Mid Cap Value Fund	0.00	12.02
Valley Forge, PA 19482-2600	Small Cap Value Fund	7.66	0.00
First Clearing LLC[2]	Small Cap Fund	20.84%	0.00%
2801 Market Street	Small Cap Value Fund	16.95	0.00
St. Louis, MO 63103-2523
RBC Capital Markets[2]	Global Value Fund	8.58%	0.00%
510 Marquette Avenue South	Value Fund	9.37	0.00
Minneapolis, MN 55402-1110

Name and Address	Fund	Percentage of Outstanding Investor Shares Held[1]	Percentage of Outstanding Institutional Shares Held
Edward D. Jones & Co. Inc.[2]	International Value Fund	6.73%	0.00%
12555 Manchester Road	Value Fund	30.27	0.00
St. Louis, MO 63131-3729
Goldman Sachs & Company[2]	Emerging Markets Fund	59.96%	0.00%
295 Chipeta Way
Salt Lake City, UT 84108-1285
Northern Trust Company	Emerging Markets Fund	0.00%	20.63%
FBO Producers-Writers Guild of America
801 South Canal Street
Chicago, IL 60607-4715
BMO Harris Bank NA	Emerging Markets Fund	0.00%	19.08%
FBO Salt River Project Employees
Retirement Plan
11270 West Park Place, Suite 400
Milwaukee, WI 53224-3638
Mac & Co.	Emerging Markets Fund	0.00%	16.29%
FBO Time Warner Cable
P.O. Box 3198
Pittsburgh, PA 15230-3198
American Federation of Musicians	Emerging Markets Fund	0.00%	15.37%
1 Penn Plaza, Suite 3115
New York, NY 10119-3338
Northern Trust Company	Emerging Markets Fund	0.00%	6.57%
FBO Amgen
P.O. Box 92994
Chicago, IL 60675-0001
Northern Trust Company	Emerging Markets Fund	0.00%	5.11%
FBO KPMG Collective Trust
P.O. Box 92994
Chicago, IL 60675-0001
UBS [2]	Global Opportunities Fund	11.36%	0.00%
1000 Harbor Boulevard, Floor 5
Weehawken, NJ 07086-6761
State University of Iowa Foundation	Global Opportunities Fund	0.00%	11.12%
1 West Park Road
Iowa City, IA 52242-2000
US Bank, N.A.	Global Opportunities Fund	0.00%	8.82%
FBO Retail Food Employers & UFCW
Local 711 Pension Trust Fund
P.O. Box 1787
Milwaukee, WI 53201-1787
Metropolitan Transportation Authority	Global Opportunities Fund	0.00%	8.81%
347 Madison Avenue, 3rd Floor
New York, NY 10017-3706

Name and Address	Fund	Percentage of Outstanding Investor Shares Held[1]	Percentage of Outstanding Institutional Shares Held
Mac & Co.	Global Opportunities Fund	0.00%	7.64%
FBO Seattle Foundation
P.O. Box 3198
Pittsburgh, PA 15230-3198
Bethesda Inc. Master Trust	Global Opportunities Fund	0.00%	5.92%
619 Oak Street
Cincinnati, OH 45206-1613
BMO Harris Bank NA	Global Opportunities Fund	0.00%	5.73%
FBO Froedtert Health Inc.
11270 West Park Place, Suite 400
Milwaukee, WI 53224-3638
Raymond James[2]	Global Small Cap Fund	25.01%	N/A
800 Carillon Parkway
St. Petersburg, FL 33716-1102
Northern Trust Company	Global Value Fund	0.00%	15.62%
FBO Ohana Holdings LLC
P.O. Box 92994
Chicago, IL 60675-0001
Covariance Capital Management	Global Value Fund	0.00%	10.70%
6400 Fannin Street, Suite 2400
Houston, TX 77030-1050
Rotary Foundation of Rotary	Global Value Fund	0.00%	10.55%
International
1560 Sherman Avenue
Evanston, IL 60201-4818
UC Riverside Foundation	Global Value Fund	0.00%	5.98%
900 University Avenue
Riverside, CA 92521-0001
Northern Trust Company	International Small Cap Fund	6.73%	N/A
FBO The McGraw Hill Co.
P.O. Box 92994
Chicago, IL 60675-0001
Pershing LLC[2]	International Small Cap Fund	5.48%	N/A
1 Pershing Plaza
Jersey City, NJ 07399-001
BNY Mellon	International Value Fund	0.00%	7.35%
FBO Lighthouse Investments LLC
P.O. Box 1066 Wall Street Station
New York, NY 10268-1066
UTAM International Equity Fund	International Value Fund	0.00%	5.31%
101 College Street, Suite 350
Toronto, Ontario M5G1L7
Wells Fargo Bank NA2	Mid Cap Fund	0.00%	14.58%
P.O. Box 1533
Minneapolis, MN 55480-1533

Name and Address	Fund	Percentage of Outstanding Investor Shares Held[1]	Percentage of Outstanding Institutional Shares Held
Morgan Stanley Smith Barney[2]	Mid Cap Value Fund	8.70%	0.00%
Harborside Financial Center Plaza 2,
3rd Floor
Jersey City, NJ 07311
Mori & Co.[2]	Mid Cap Value Fund	0.00%	6.55%
911 Main Street, Suite 201
Kansas City, MO 64105-5304
Mac & Co.	Small Cap Fund	0.00%	16.60%
FBO NFL Player Retirement Plan
P.O. Box 3198
Pittsburgh, PA 15230-3198
JP Morgan Retirement Plan	Small Cap Fund	0.00%	8.66%
FBO Newpage Retirement Savings Plan
11500 Outlook Street
Overland Park, KS 66211-1804
Mitra & Co.[2]	Small Cap Fund	0.00%	6.56%
11270 West Park Place, Suite 400
Milwaukee, WI 53224-3638
JP Morgan Retirement Plan	Small Cap Fund	0.00%	5.95%
FBO Texas Health Retirement Program
11500 Outlook Street
Overland Park, KS 66211-1804
Prudential Retirement	Small Cap Fund	0.00%	5.83%
FBO City of Seattle
Personal Benefits Unit
Seattle, WA 98124-4028
Mac & Co.	Small Cap Fund	0.00%	5.51%
FBO Silicon Valley Community Foundation
P.O. Box 3198
Pittsburgh, PA 15230-3198
Grand Rapids Community Foundation	Small Cap Fund	0.00%	5.07%
185 Oakes Street SW
Grand Rapids, MI 49503-4008
M NCPPC Employees Retirement System	Small Cap Value Fund	0.00%	6.73%
6611 Kenilworth Avenue, Suite 100
Riverdale, MD 20737-1332
Community Foundation of Southeast Michigan	Small Cap Value Fund	0.00%	5.44%
333 West Fort Street, Suite 2010
Detroit, MI 48226-3134
Northern Trust Company	Small Cap Value Fund	0.00%	5.11%
FBO University of Georgia Foundation
P.O. Box 92994
Chicago, IL 60675-0001

Name and Address	Fund	Percentage of Outstanding Investor Shares Held[1]	Percentage of Outstanding Institutional Shares Held
Rose Foundation	Value Fund	0.00%	14.33%
600 S. Cherry Street, Suite 1200
Denver, CO 80246-1712
Genworth Financial Trust Company[2]	Value Fund	8.41%	0.00%
3200 North Central Avenue
Phoenix, AZ 85012-2403
Wells Fargo Bank NA	Value Fund	0.00%	8.04%
FBO Stoel Rives Retirement
P.O. Box 1533
Minneapolis, MN 55480-1533
SEI Private Trust	Value Fund	0.00%	7.66%
FBO Sageworth Global Fund
One Freedom Valley Drive
Oaks, PA 19456-9989

[1]	The shareholders shown for Artisan Emerging Markets Fund’s Investor Shares are shareholders of the Fund’s Advisor Shares as of January 31, 2014. Effective February 14, 2014, Artisan Emerging Markets Fund’s Advisor Shares were redesignated as Investor Shares.

[2]	Shares are held of record on behalf of customers, and not beneficially. With respect to Charles Schwab & Co. Inc., the percentage of outstanding Investor Shares held of Artisan Global Equity Fund includes 26.73% of outstanding shares held beneficially by Mark L. Yockey. With respect to National Financial Services Corp., the percentage of outstanding Investor Shares held of Artisan International Value Fund and Artisan Small Cap Fund includes 6.90% and 10.21%, respectively, of outstanding shares held beneficially by Fidelity Strategic Advisors.

As of January 31, 2014, Mark L. Yockey, portfolio manager for Artisan Global Equity Fund, may be deemed to control the Fund by virtue of owning more than 25% of the outstanding shares of the Fund. Through the exercise of voting rights with respect to shares of the Fund owned by Mr. Yockey, Mr. Yockey may be able to determine the outcome of shareholder voting on matters to which approval of shareholders is required.

Investment Advisory Services

Artisan Partners provides investment advisory services to each Fund pursuant to Investment Advisory Agreements dated May 10, 2006, as amended February 1, 2013 (Emerging Markets Fund); February 9, 2010 (Global Equity Fund); May 15, 2008 (Global Opportunities Fund); June 21, 2013 (Global Small Cap Fund); August 9, 2007 (Global Value Fund); December 27, 1995, as amended November 17, 2005 (International Fund); November 7, 2001 (International Small Cap Fund); August 9, 2002 (International Value Fund); April 10, 1997 (Mid Cap Fund); October 26, 2000 (Mid Cap Value Fund); March 27, 1995 (Small Cap Fund); July 31, 1997 (Small Cap Value Fund); and February 9, 2006, as amended December 1, 2010 (Value Fund) (the “Advisory Agreements”) and is responsible for management of the Funds’ investment portfolios and for overall management of the Funds’ business and affairs. Artisan Partners is a Delaware limited partnership, founded in March 2009, that succeeded to the investment management business of Artisan Partners Holdings LP during 2009. Artisan Partners Holdings LP was founded in December 1994 and began providing investment management services in March 1995. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP. Artisan Partners Holdings LP is a limited partnership organized under the laws of Delaware whose sole general partner is Artisan Partners Asset Management Inc. (“APAM”), a publicly traded Delaware corporation. A stockholders committee, of which Mr. Colson and Mr. Ramirez are members, has the authority to vote more than a majority of the combined voting power of APAM’s capital stock. The principal address of Artisan Partners is 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners also has offices at 777 E. Wisconsin Avenue, Suite 1200, Milwaukee, Wisconsin 53202; 100 Pine Street, Suite 2950, San Francisco, California 94111; One Maritime Plaza, Suite 1450, San Francisco, California 94111; Five Concourse Parkway NE, Suite 2200, Atlanta, Georgia 30328; 1330 Avenue of the Americas, Suite 3100, New York, New York 10019; 2000 Shawnee Mission Parkway, Suite 210, Mission Woods, Kansas 66205 and 800 Delaware Avenue, Suite 800, Wilmington, Delaware 19801.

The Advisory Agreement for each Fund may be continued from year to year only so long as the continuance is approved annually (a) by the vote of a majority of the directors of Artisan Funds who are not “interested persons” of Artisan Funds or Artisan Partners cast in person at a meeting called for the purpose of voting on such approval and (b) by the board of directors or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. Each Advisory Agreement provides that Artisan Partners shall not be liable for any loss suffered by a Fund or its shareholders as a consequence of any act or omission in connection with investment advisory or portfolio services under the agreement, except by reason of willful misfeasance, bad faith or gross negligence on the part of Artisan Partners in the performance of its duties or from reckless disregard by Artisan Partners of its obligations and duties under the Advisory Agreement. Each Advisory Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

On November 12, 2013, each Fund’s shareholders voted to approve an amended and restated investment advisory agreement between Artisan Funds, on behalf of each Fund, and Artisan Partners in connection with certain anticipated changes to the indirect ownership of Artisan Partners that will result in the automatic termination of the Funds’ current investment advisory agreements. The amended and restated investment advisory agreement is expected to go into effect upon the change of control of Artisan Partners, which is anticipated to occur in or around March 2014. The Funds’ management fees will not change from those shown in the table above under the amended and restated investment advisory agreement.

A discussion regarding the basis for the board of directors’ decision to approve the renewal of the investment advisory contracts for each of the Funds, except Artisan Global Small Cap Fund, is available in Artisan Funds’ semiannual report to shareholders for the most recent six months ended March 31. A discussion regarding the basis for the initial approval of Artisan Global Small Cap Fund’s investment advisory contract is available in the September 30, 2013 annual report to shareholders. A discussion regarding the basis for the approval by the board of directors of the amended and restated investment advisory contract for each Fund is also available in the September 30, 2013 annual report to shareholders. You may obtain a copy of the most recent annual or semiannual reports, without charge, upon request to the Funds.

In return for its services, each Fund pays Artisan Partners a monthly fee computed on average daily net assets as set forth below.

Fund	Annual Rate of Fee	Asset Base
Emerging Markets Fund[1]	1.050%	up to $1 billion
	1.025%	$1 billion up to $2 billion
	1.000%	$2 billion up to $3.5 billion
	0.975%	$3.5 billion up to $5 billion
	0.950%	over $5 billion
Global Equity Fund[1] Global Value Fund	1.000%	up to $1 billion
	0.975%	$1 billion up to $4 billion
	0.950%	$4 billion up to $8 billion
	0.925%	$8 billion up to $12 billion
	0.900%	over $12 billion
Global Opportunities Fund	0.900%	up to $1 billion
	0.875%	$1 billion up to $4 billion
	0.850%	$4 billion up to $8 billion
	0.825%	$8 billion up to $12 billion
	0.800%	over $12 billion
Global Small Cap Fund[1]	1.000%	All assets
International Fund	1.000% 0.975% 0.950% 0.925% 0.900%	up to $500 million $500 million up to $750 million $750 million up to $1 billion $1 billion up to $12 billion over $12 billion
International Small Cap Fund	1.250%	All assets
International Value Fund Mid Cap Fund Mid Cap Value Fund Small Cap Fund Small Cap Value Fund	1.000% 0.975% 0.950% 0.925%	up to $500 million $500 million up to $750 million $750 million up to $1 billion over $1 billion
Value Fund	0.800% 0.760% 0.720% 0.680% 0.640%	up to $50 million $50 million up to $100 million $100 million up to $500 million $500 million up to $7.5 billion over $7.5 billion

[1]	Artisan Partners has contractually agreed to reimburse the Fund for its management fee and any other ordinary operating expenses (excluding taxes, interest, all commissions and other normal charges incident to the purchase and sale of portfolio securities, and extraordinary charges such as litigation costs) in excess of 1.50% of its average daily net assets. This contract continues through February 1, 2015, at which time Artisan Partners will determine whether to renew, revise or discontinue it.

The investment advisory fees paid by the Funds, except as otherwise noted, for the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011 were as follows:

Fund	Fiscal Year Ended September 30, 2013		Fiscal Year Ended September 30, 2012		Fiscal Year Ended September 30, 2011
Emerging Markets Fund	$7,294,652		$8,360,957		$8,323,812
Global Equity Fund	771,625	[1]	121,499	[1]	128,250	[1]
Global Opportunities Fund	4,692,434		2,058,152		1,234,897
Global Small Cap Fund	67,036	[2,3]	-		-
Global Value Fund	5,893,512		1,382,635	[4]	543,126	[4]
International Fund	106,607,926		82,585,046		90,894,815
International Small Cap Fund	10,668,155		7,705,366		9,196,240
International Value Fund	79,572,754		48,879,489		42,061,503
Mid Cap Fund	70,115,149		57,113,979		53,152,275
Mid Cap Value Fund	86,011,778		70,993,428		62,516,953
Small Cap Fund	10,340,704		4,864,726		3,300,021
Small Cap Value Fund	24,929,674		26,841,558		29,202,506
Value Fund	7,011,526		4,895,747		2,952,616

[1]	This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Equity Fund would have been $566,704, $0 and $0 for the fiscal years ended September 30, 2013, September 30, 2012 and September 30, 2011, respectively.
[2]	For the period from the Fund’s inception on June 25, 2013.
[3]	This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Small Cap Fund would have been $0 for the fiscal year ended September 30, 2013.
[4]	This amount does not reflect the advisory fees waived by Artisan Partners. If advisory fee waivers were reflected, the net advisory fees paid by Artisan Global Value Fund would have been $1,357,389 and $423,208 for the fiscal years ended September 30, 2012 and September 30, 2011, respectively.

Code of Ethics

The 1940 Act and rules thereunder require that Artisan Funds, Artisan Partners and Distributors establish standards and procedures for the detection and prevention of certain conflicts of interest, including activities by which persons having knowledge of the investments and investment intentions of Artisan Funds might take advantage of that knowledge for their own benefit. Artisan Funds, Artisan Partners and Distributors have adopted a Code of Ethics to meet those concerns and legal requirements. The Code of Ethics does not prohibit employees who have knowledge of the investments and investment intentions of Artisan Funds from engaging in personal securities investing, but regulates such personal securities investing by these employees as a part of the effort by Artisan Funds, Artisan Partners and Distributors to detect and prevent conflicts of interest.

Distributor

Shares of the Funds are offered for sale by Distributors on a continuous basis without any sales commissions, 12b-1 fees, or other charges to the Funds or their shareholders pursuant to a Distribution Agreement between the Funds and Distributors. Distributors is wholly-owned by Artisan Partners Holdings LP. All distribution expenses relating to the Funds are paid by Artisan Partners Holdings LP or Artisan Partners, including the payment or reimbursement of any expenses incurred by Distributors. The Distribution Agreement will continue in effect from year to year provided such continuance is approved annually (i) by a majority of the directors or by a majority of the outstanding voting securities of the Funds and (ii) by a majority of the directors who are not parties to the Agreement or interested persons of any such party.

Artisan Funds pays all expenses in connection with registration of its shares with the U.S. Securities and Exchange Commission (“SEC”) and any auditing and filing fees required in compliance with various state securities laws. Distributors, Artisan Partners Holdings LP or Artisan Partners bear all sales and promotional expenses relating to the Funds, including the cost of prospectuses and other materials used for sales and promotional purposes by Distributors. Distributors offers the Funds’ shares only on a best efforts basis. Distributors’ principal office is located at 875 E. Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202.

Portfolio Transactions

Artisan Partners places the orders for the purchase and sale of each Fund’s portfolio securities. Artisan Partners’ primary objective in effecting portfolio transactions is to obtain the best combination of net price and execution under the circumstances. The best net price, giving effect to commissions, if any, and other transaction costs, is normally an important factor in this decision, but a number of other factors also may enter into the decision. These include Artisan Partners’ knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; the execution, clearance and settlement capabilities of the broker-dealer selected, including its flexibility in completing step-out transactions; Artisan Partners’ knowledge of the financial stability and operational capability of the broker-dealer selected; the broker-dealer’s willingness to commit its own capital to complete the transaction; access provided by the broker-dealer to limited investment opportunities, such as initial public offerings; rebates of commissions by a broker-dealer to a Fund or to a third party to pay a Fund’s expenses; whether executing the trade through an ECN can provide a better combination of net price and execution; and Artisan Partners’ knowledge of actual or apparent operational problems of any broker-dealer. To the extent more than one broker-dealer is considered capable of providing best execution, based on the factors listed above, Artisan Partners may take into account whether the broker-dealer provides the firm with research products or services, and the value of such products or services. Recognizing the value of the factors listed above, Artisan Partners may cause a Fund to pay a commission in excess of that which another broker-dealer might have charged for effecting the same transaction.

Artisan Partners maintains and periodically updates a list of approved broker-dealers that, in Artisan Partners’ judgment, generally are able to provide best net price and execution after taking into consideration the factors noted above. Evaluations of the services provided by broker-dealers, including the reasonableness of commissions based on the foregoing factors, are made on an ongoing basis by Artisan Partners’ staff while effecting portfolio transactions, subject to the oversight of and review by Artisan Partners’ trading oversight committee, and reports are made annually to Artisan Funds’ board of directors. As a matter of policy, Artisan Funds and Artisan Partners do not compensate a broker-dealer for any promotion or sale of Artisan Funds’ shares by directing to the broker-dealer (i) securities transactions for an Artisan Funds portfolio; or (ii) any remuneration, including, but not limited to, any commission, mark-up, mark-down or other fee (or portion thereof) received or to be received from Artisan Funds’ portfolio transactions effected through any other broker (including a government securities broker) or dealer (including a municipal securities dealer or a government securities dealer). Artisan Partners and Artisan Funds have adopted policies and procedures that are reasonably designed to prevent: (1) the persons responsible for selecting broker-dealers to effect transactions in portfolio securities (for example, trading desk personnel) from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts on behalf of Artisan Funds; and (2) Artisan Funds, Artisan Partners and Distributors from entering into any agreement or other understanding under which they direct or are expected to direct transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of Artisan Funds’ shares. As part of such policies and procedures, Artisan Partners’ staff conducts periodic testing to determine if any significant correlation exists between the sales of Artisan Funds’ shares by a broker-dealer and the direction of transactions on behalf of Artisan Funds’ portfolios to that broker-dealer (or an affiliate).

A small portion, if any, of the commissions generated by each Fund may be directed to a broker-dealer in a commission recapture arrangement. Pursuant to those arrangements, the participating broker-dealer repays a portion of the commissions it receives, in cash, to the Fund generating the commission. The cash rebates are made directly to the Fund that generated the commission and are included in net realized gain or loss on investments in the applicable Fund’s Statement of Operations in the Funds’ annual and semiannual reports to shareholders.

When selecting a broker-dealer or an ECN for a particular transaction, Artisan Partners may consider, among other factors, the value of research products or services furnished to Artisan Partners and its affiliates by those organizations. The types of research products and services received include: research reports (including reports that are specific to issuers, industries and/or geographic regions), subscriptions to financial publications and research compilations that are not targeted to a wide, public audience; investment ideas; access to the broker-dealers’ traders and analysts; access to conferences and seminars that provide substantive content relating to issuers and industries; access to managements of companies with which the broker-dealer has a relationship; access to groups of professionals with expertise in particular industries and/or subject matter areas; research-oriented computer software and services; compilations of securities prices, earnings, dividends and similar data; securities quotation services; and services related to economic and other consulting services. When Artisan Partners or its affiliates receive these items in return for client brokerage, it relieves such entity of the expense it would otherwise bear in creating such items on its own or paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or ECN that will provide it or its affiliates with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

In some instances, Artisan Partners may have an agreement or understanding with a broker-dealer or ECN that Artisan Partners will direct brokerage transactions to that broker-dealer or ECN generating not less than a stated dollar amount of commissions. In those instances, the obligations of Artisan Partners pursuant to that agreement or understanding may, in some transactions, be an important or determining factor in the selection of a broker-dealer or

ECN, even if another broker-dealer or ECN might execute the same transaction on comparable terms. Artisan Partners enters into such an agreement with a broker-dealer only if, in the judgment of Artisan Partners, the benefits to clients, including the Funds, of the research products and/or services provided outweigh any potential disadvantages to clients. In other instances, Artisan Partners may have no agreement or understanding with a broker-dealer that provides research. Artisan Partners identifies those broker-dealers that have provided it with research products or services and the value of the research products or services they provided. Artisan Partners directs commissions generated by its clients’ accounts in the aggregate to those broker-dealers to ensure the continued receipt of research products and services Artisan Partners believes are useful.

In some instances, Artisan Partners may receive from a broker-dealer a product or service that is used for investment research and for administrative, marketing or other non-research purposes. In those cases, Artisan Partners makes a good faith effort to determine the proportion of such products or services that may be considered used for investment research. The portion of the costs of such products or services attributable to research usage may be defrayed by Artisan Partners through commissions generated by client transactions. Artisan Partners pays the portion of the costs attributable to non-research usage of those products or services from its own funds.

Artisan Partners may use research products or services provided by broker-dealers or ECNs in servicing Artisan Partners’ accounts (if any) and the accounts of any or all of its affiliates’ clients, including the Funds, managed by the investment team(s) that use the research products or services. Artisan Partners may use step-outs to direct commissions to a broker-dealer that has provided research services to Artisan Partners or its affiliates and provides clearing and settlement services in connection with a transaction. Artisan Partners has also entered into a limited number of client commission arrangements with certain broker-dealer firms pursuant to which Artisan Partners executes securities transactions with such broker-dealers in order to facilitate the receipt of research provided by a party other than the executing broker-dealer. A portion of the commission paid to the executing broker-dealer is retained by that broker-dealer to compensate the broker-dealer for the execution services provided, while another portion is credited for the provision of research products and services (or in some cases, the “eligible portion” of “mixed use” products and services described below). Artisan Partners typically instructs the provider of such research products or services (who may themselves be broker-dealers) to deliver an invoice directly to the executing broker-dealer, with payment of the invoice made directly by the executing broker-dealer from the credits described above.

The research products and services received by Artisan Partners or its affiliates and obtained through the payment of soft dollars include both third-party research (in which the executing broker-dealer makes a payment on Artisan Partners’ behalf and at Artisan Partners’ direction to a third party (who may or may not itself be a broker-dealer) who has independently prepared the research products or services) and proprietary research (in which the research products or services provided are prepared by the executing broker-dealer).

Artisan Partners’ and its affiliates’ use of client brokerage to acquire research products and services, if any, is intended to qualify for the safe harbor provided by Section 28(e) of the 1934 Act and may involve payment of agency commissions, compensation on certain riskless principal transactions, and any other securities transactions the compensation on which qualifies for safe harbor treatment.

The following table shows the aggregate commissions (excluding the gross underwriting spread on securities purchased in initial public offerings) paid by each Fund during the periods indicated. All amounts are rounded to the nearest dollar.

Fund	Fiscal Year Ended September 30, 2013	Fiscal Year Ended September 30, 2012	Fiscal Year Ended September 30, 2011
Emerging Markets Fund	$1,071,314	$1,085,313	$1,579,572
Global Equity Fund	358,133	19,651	41,107
Global Opportunities Fund	597,147	290,064	222,028
Global Small Cap Fund	40,469[1]	-	-
Global Value Fund	543,340	101,318	50,132
International Fund	13,455,382	12,539,622	18,739,368
International Small Cap Fund	1,672,450	832,038	1,312,994
International Value Fund	5,215,733	2,295,520	3,966,726
Mid Cap Fund	3,292,601	3,340,422	4,067,046
Mid Cap Value Fund	3,415,137	2,894,389	3,031,216
Small Cap Fund	866,772	577,592	415,425
Small Cap Value Fund	2,214,257	2,297,237	3,022,045
Value Fund	771,051	597,685	500,053

[1]	For the period from the Fund’s inception on June 25, 2013.

Artisan Emerging Markets Fund and Artisan Mid Cap Fund paid lower commissions for the year ended September 30, 2013 as compared to the fiscal year ended September 30, 2012. The aggregate commissions paid by each of these Funds decreased primarily due to a decrease in trading volume. Artisan Small Cap Value Fund paid lower commissions for the year ended September 30, 2013 as compared to the fiscal year ended September 30, 2012. The aggregate commissions paid by this Fund decreased primarily due to a decrease in trade costs. Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund, Artisan International Value Fund, Artisan Mid Cap Value Fund, Artisan Small Cap Fund and Artisan Value Fund paid greater commissions for the year ended September 30, 2013 as compared to the fiscal year ended September 30, 2012. The aggregate commissions paid by each of these Funds increased primarily due to an increase in assets.

Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan International Value Fund and Artisan Small Cap Value Fund paid lower commissions for the year ended September 30, 2012 as compared to the fiscal year ended September 30, 2011. The aggregate commissions paid by each of these Funds decreased primarily due to a decrease in trading volume and trade costs. Artisan Global Opportunities Fund, Artisan Global Value Fund, Artisan Small Cap Fund and Artisan Value Fund paid greater commissions for the year ended September 30, 2012 as compared to the fiscal year ended September 30, 2011. The aggregate commissions paid by each of these Funds increased primarily due to an increase in assets.

The following table shows the commissions paid by each Fund to broker-dealers who furnished research services (including proprietary or “bundled” research services) to the Fund or Artisan Partners or its affiliates, and the aggregate price paid or received for shares purchased or sold in connection with those transactions, during the fiscal year ended September 30, 2013.

Fund	Fiscal Year Ended September 30, 2013
	Commissions Paid for Research	Related Aggregate Share Price Paid/Received
Emerging Markets Fund	$822,541	$347,758,398
Global Equity Fund	165,996	82,627,036
Global Opportunities Fund	418,685	307,572,118
Global Small Cap Fund[1]	22,007	10,084,778
Global Value Fund	186,277	158,730,809
International Fund	10,363,816	6,271,041,861
International Small Cap Fund	1,364,507	599,157,944
International Value Fund	3,139,508	2,239,774,018
Mid Cap Fund	2,430,800	3,842,493,205
Mid Cap Value Fund	1,978,742	1,913,347,740
Small Cap Fund	417,749	382,708,913
Small Cap Value Fund	1,280,891	755,465,549
Value Fund	335,738	513,340,071

[1]	For the period from the Fund’s inception on June 25, 2013.

The following table shows, as of September 30, 2013, the aggregate holdings by a Fund, if any, of the securities of the Fund’s regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act), or of their parents, whose securities the Fund acquired during its most recent fiscal year.

Fund	Broker or Dealer	Aggregate Value of Securities Held Fiscal Year Ended September 30, 2013
Global Equity Fund	UBS	$4,138,000
International Fund	HSBC	242,026,000
	Credit Suisse Group	143,864,000
	UBS	193,877,000

Proxy Voting

The Funds have delegated responsibility for proxy voting to Artisan Partners. Artisan Partners votes proxies solicited by or with respect to the issuers of securities held by the Funds. When Artisan Partners votes a Fund’s proxy with respect to a specific issuer, the Fund’s economic interest as a shareholder of that issuer is Artisan Partners’ primary consideration in determining how the proxy should be voted. Artisan Partners generally does not take into account interests of other stakeholders of the issuer or interests Artisan Funds may have in other capacities.

When making proxy voting decisions, Artisan Partners generally adheres to proxy voting guidelines that set forth Artisan Partners’ proxy voting positions on recurring issues and criteria for addressing non-recurring issues. Artisan Partners believes the guidelines, if followed, generally will result in the casting of votes in the economic best interests of the Funds as shareholders. The guidelines are based on Artisan Partners’ own research and analyses and the research and analyses provided by the proxy administration and research services engaged by Artisan Partners. The guidelines are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when Artisan Partners votes contrary to its general guidelines. In addition, due to the varying regulations, customs and practices of non-U.S. countries, Artisan Partners may vote contrary to its general guidelines in circumstances where it believes its guidelines would result in a vote inconsistent with local regulations, customs or practices.

In the following circumstances Artisan Partners may not vote a Fund’s proxy:

•	Artisan Partners has concluded that voting would have no identifiable economic benefit to the Fund as a shareholder, such as when the security is no longer held in the Fund’s portfolio or when the value of the portfolio holding is indeterminable or insignificant.

•	Artisan Partners has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non-U.S. jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Artisan Partners believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. For example, the Funds’ custodian may effectively restrict transactions even in circumstances in which Artisan Partners believes that share blocking is not required by law. Artisan Partners relies on the custodian and on its proxy service provider to identify share blocking jurisdictions. To the extent such information is wrong, Artisan Partners could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial transaction.

•	The Fund, in conjunction with its custodian, has not fulfilled all administrative requirements for voting proxies in foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the Fund’s local sub-custodian.

•	The Fund, as of the record date, has loaned the securities to which the proxy relates and Artisan Partners has concluded that it is not in the best interest of the Fund to recall the loan or the Fund is unable to recall the loan in order to vote the securities.

•	The Fund so directs Artisan Partners.

Artisan Partners has engaged a primary proxy service provider to (i) make recommendations to Artisan Partners of proxy voting policies for adoption by Artisan Partners; (ii) perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited; (iii) perform the administrative tasks of receiving proxies and proxy statements, marking proxies as instructed by Artisan Partners and delivering those proxies;

(iv) retain proxy voting records and information; and (v) report to Artisan Partners on its activities. The primary proxy service provider does not have the authority to vote proxies except in accordance with standing or specific instructions given to it by Artisan Partners. Artisan Partners retains final authority and fiduciary responsibility for the voting of proxies. In addition to the primary proxy service provider, Artisan Partners has engaged a second proxy service provider to perform research and make recommendations to Artisan Partners as to particular shareholder votes being solicited, and may engage one or more additional providers from time to time. In some instances for non-U.S. companies, there may be little or no information available on matters to be voted on. In those circumstances, Artisan Partners generally follows the recommendation of its primary proxy service provider.

Artisan Partners’ proxy voting committee oversees the proxy voting process, reviews the proxy voting policy at least annually, develops the guidelines and grants authority to proxy administrators (certain Artisan Partners’ employees, or such other persons as may be designated by the proxy voting committee) to vote proxies in accordance with the guidelines and otherwise performs administrative services relating to proxy voting. The proxy voting committee also makes determinations as to the votes to be cast with respect to each matter where there is an actual or potential conflict of interest. None of the members of the proxy voting committee is responsible for servicing other existing Artisan Partners’ clients or soliciting new clients for Artisan Partners.

Artisan Partners or its affiliate may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on the Funds’ behalf. Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Funds invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or an affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

Artisan Partners maintains a list of issuers with whom it believes it has a potential conflict voting proxies (the “Identified Issuers”), and provides such list to each proxy administrator, who refers all voting recommendations for Identified Issuers to a member of the proxy voting committee. Based on the information provided by the proxy administrator and such other information as the proxy voting committee may request, the proxy voting committee member conducts an independent review of the proposed vote. If that member of the proxy voting committee has a material relationship with or has an immediate family member with a material relationship with the Identified Issuer, such person shall recuse himself or herself from the review of the vote and identify another member of the proxy voting committee without any such relationship with the Identified Issuer to conduct the review.

Artisan Partners’ proxy voting guidelines should, in most cases, adequately address possible conflicts of interest since those guidelines are pre-determined. However, the proxy voting committee member may instruct the proxy administrator to vote proxies in accordance with the recommendations of the primary proxy service provider, provided that the primary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee does not have reason to believe that the primary proxy service provider is not independent of such issuer. In the event the proxy voting committee has reason to believe that the primary proxy service provider is not independent of such issuer, a member of the proxy voting committee may instruct the proxy administrator to vote proxies in accordance with the recommendations of the secondary proxy service provider, provided that the secondary proxy service provider provides research and analysis with respect to the issuer in question and the proxy voting committee does not have reason to believe that the secondary proxy service provider is not independent of such issuer. If neither the secondary nor primary proxy service provider meets those requirements, the proxy voting committee shall meet and consider what course of action will be in the best economic interests of Artisan Partners’ clients, including the Funds, consistent with Artisan Partners’ obligations under applicable proxy voting rules.

Artisan Partners prepares a reconciliation periodically by which it compares (a) the number of shares voted by the primary proxy service provider with the settlement date holdings of the Funds as of a record date and (b) the votes cast with Artisan Partners’ standing and specific voting instructions. Artisan Partners uses reasonable efforts to determine the reasons for any identified discrepancies, and if such discrepancies are due to an administrative error of the primary proxy service provider, Artisan Partners works with such provider to minimize the risk of such errors in the future.

The Funds are required to file with the SEC their complete proxy voting record for the twelve-month period ending June 30, by no later than August 31 of each year. The Funds’ proxy voting record for the most recent twelve-month period ending June 30 is available by August 31 of each year (1) on the SEC’s website at www.sec.gov and (2) on Artisan Funds’ website at www.artisanfunds.com.

Artisan Partners maintains a copy of any document generated by Artisan Partners or its agents that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision for no less than seven years, the first two years in an appropriate office of Artisan Partners.

Disclosure of Portfolio Holdings

The board of directors has adopted policies and procedures to govern the disclosure of portfolio holdings. The board of directors periodically reviews these policies and procedures to ensure they adequately protect and are in the best interests of the Funds’ shareholders. The procedures identify the circumstances in which a Fund’s portfolio holdings will be made publicly available and conditions under which, with appropriate safeguards, holdings may be selectively disclosed in order to further a legitimate business interest of the Fund. In its consideration of the policy, the board of directors noted the prohibition on compensation to any person or entity in connection with the release of the Funds’ portfolio holdings. The board also noted that the release of nonpublic portfolio holdings information, other than in the circumstances outlined in the policy approved by the board, must be approved by officers of Artisan Funds, and may be made only if the disclosure is consistent with a legitimate business purpose of the Funds and the recipient has agreed in writing to be subject to a duty of confidentiality and an undertaking not to trade on the nonpublic information.

Artisan Partners’ compliance staff provides, at least annually, a report to the board of directors regarding the policy’s operation within the compliance program and any material changes recommended as a result of such review.

Except as provided in Artisan Funds’ policy on the release of portfolio holdings or as required by applicable law, no listing of the portfolio holdings or discussion of one or more portfolio holding of any Artisan Fund may be provided to any person. In no case do Artisan Funds, Artisan Partners, Distributors, or any other person or entity receive compensation or other consideration (including any agreement to maintain assets in the Funds or in other investment companies or accounts managed by Artisan Partners or its affiliates) for the disclosure of a Fund’s portfolio holdings.

Public Disclosure. A complete list of each Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on the 15th day of the following calendar quarter, or such other date as Artisan Funds may determine for each Fund on Artisan Funds’ website (www.artisanfunds.com). On Artisan Funds’ website, portfolio holdings information can be found at www.artisanfunds.com/materials_info/view_online.cfm. A complete list of portfolio holdings is also included in the reports Artisan Funds files with the SEC after the end of each quarter. A Fund may disclose its top ten holdings or an incomplete list of its holdings, provided that the top ten holdings or other incomplete list has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or has been included in an SEC filing that is required to include the information. A discussion of one or more portfolio holdings also may be made available, provided that the substance of such discussion has been made publicly available on Artisan Funds’ website at least one day prior to disclosure of such information or is otherwise publicly available. Any such list of holdings or discussion of one or more portfolio holdings will remain available on Artisan Funds’ website at least until the date on which the Funds file a report with the SEC that includes a list of portfolio holdings and is for the period that includes the date as of which such information is current.

Artisan Funds will disclose portfolio holdings information of the Funds on a quarterly basis through the filing of its Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Funds’ fiscal year). See the Funds’ prospectus for information on the Funds’ release of portfolio holdings information.

Disclosure of statistical or descriptive information about a Fund’s holdings that does not specifically name the securities held is not prohibited by the Funds’ policy on release of portfolio holdings.

Release of Portfolio Holdings to Fund Service Providers and Other Third Parties. A Fund may release nonpublic portfolio holdings information to selected parties in advance of public release if (i) based on a determination by any of the president, chief financial officer, chief compliance officer or general counsel of Artisan Funds, such disclosure in the manner and at the time proposed is consistent with a Fund’s legitimate business purpose and (ii) the recipient agrees in writing that it is subject to a duty of confidentiality with respect to that information and undertakes not to trade in securities or other property on the basis of that information unless and until that information is made publicly available. Subject to these requirements, KPMG LLP may receive portfolio holdings information with respect to Artisan Emerging Markets Fund on a monthly basis. Examples of instances in which selective disclosure may be appropriate include, without limitation, disclosure (a) to the directors of or service providers to Artisan Funds who have a reasonable need of that information to perform their services for the Funds, including, but not limited to, Artisan Partners (and its affiliates and service providers); Distributors; Kinetic Partners LLP; counsel to Artisan Funds; Ernst & Young LLP, Artisan Funds’ independent registered public accounting firm; PricewaterhouseCoopers LLP, Artisan Partners’ independent registered public accounting firm; State Street Bank and Trust Company, Artisan Funds’ custodian and transfer agent; Boston Financial Data Services, Inc., Artisan Funds’ sub-transfer agent; ISS (Institutional Shareholder Services) and Glass, Lewis & Co., Artisan Partners’ proxy voting service providers; Artisan Funds’ securities valuation service providers, which include Reuters, The WM Company, Bloomberg, FT Interactive Data, Standard & Poor’s, Thomson Financial, Barclays Fixed Income Research and ITG, Inc.; Deloitte & Touche LLP, Artisan Funds’ valuation consultant; and Artisan Funds’ printing, reporting, website and filing support service providers, which include R.R. Donnelley & Sons Company, Confluence Technologies, Inc., Diligent Board Member Services, Inc., Ivize, Stark Media, The Marek Group, Essex Two Incorporated and Ripon Printers; (b) to broker-dealers or other counterparties, research or data providers or analytical services of holdings or lists of holdings, or lists of securities of interest, in connection with their provision of brokerage, research, analytical or securities lending services; and (c) in connection with purchases or redemptions in-kind permitted under Artisan Funds’ policy on purchases and redemptions in-kind.

The release of nonpublic portfolio holdings information in advance of public release will be reported to the board of directors no later than at the next regularly scheduled board meeting. Artisan Funds’ chief compliance officer or, in his or her absence, its general counsel, is responsible for keeping written records of any such release of nonpublic portfolio holdings information.

Purchasing, Exchanging and Redeeming Shares

Purchases, exchanges and redemptions are discussed in the prospectus under the headings “Buying Shares,” “Exchanging Shares” and “Redeeming Shares,” respectively. You may, subject to the approval of Artisan Funds, purchase Institutional or Investor Shares of a Fund with securities that are held in the Funds’ portfolio (or, rarely, with securities that are not currently held in the portfolio but that are eligible for purchase by that Fund (consistent with the Fund’s goal and investment process)) that have a value that is readily ascertainable in accordance with Artisan Funds’ valuation policies. Should Artisan Funds approve your purchase of a Fund’s shares with securities, Artisan Funds would follow its “Purchase In-Kind” procedures and would value the securities tendered in payment (determined as of the next close of regular session trading on the New York Stock Exchange (“NYSE”) after receipt of the purchase order) pursuant to Artisan Funds’ “Procedures for Valuation of Portfolio Securities” as then in effect. If you are interested in purchasing Fund shares with securities, call Artisan Funds at 800.344.1770.

Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund impose a 2% redemption fee when you sell or exchange shares owned for 90 days or less. In calculating the redemption fee, the Funds use the “first in, first out” method, but reserve the right, after notice to shareholders, to change that methodology.

Shares of each Fund may be purchased, exchanged or redeemed through certain financial services companies, some of which may charge a transaction fee. Each Fund may authorize from time to time certain financial services companies, broker-dealers, banks or other authorized agents, and in some cases, other organizations designated by an authorized agent (together with designees, “authorized agents”) to accept share purchase, exchange and redemption orders on its behalf. An order properly received by an authorized agent will be deemed to have been accepted by the Fund. If you buy, exchange or redeem shares through an authorized agent, you will pay or receive the Fund’s NAV per share (see “Net Asset Value” below) next calculated after receipt and acceptance of the order by the authorized agent, after giving effect to any transaction charge imposed by the authorized agent and the 2% redemption fee (if applicable) imposed by the Fund. The authorized agent’s procedures will apply in lieu of purchase, exchange and redemption procedures described in the statutory prospectus.

Institutional Shares do not pay fees to intermediaries in connection with recordkeeping, transaction processing for shareholders’ accounts or any other service that any intermediary may provide to its clients.

Each Fund reserves the right to waive or reduce the minimum initial investment requirement. Each of Artisan Emerging Markets Fund, Artisan Global Equity Fund, Artisan Global Opportunities Fund, Artisan Global Small Cap Fund, Artisan Global Value Fund, Artisan International Fund, Artisan International Small Cap Fund and Artisan International Value Fund reserves the right to waive or reduce the 2% redemption fee on shares held for 90 days or less for any account held through an authorized agent or other financial intermediary and may waive the redemption fee on redemptions of shares held by certain retirement or profit-sharing plans and shares purchased through certain authorized agents or financial intermediaries. In those cases where a financial intermediary passes the redemption fee through to underlying investors, the amount of the fee and the holding period generally will be consistent with the Funds’ criteria. However, due to differences in operational procedures and policies, the financial intermediaries’ methods for tracking and calculating the fee may be different in some respects from the methods employed by the Funds.

Some investors may purchase shares of the Funds through an authorized agent or other financial services company that does not charge any transaction fees directly to those investors. However, such a company may charge a fee for accounting and shareholder servicing services provided by the company with respect to Fund shares held by the company for its customers. These services may include record keeping, transaction processing for shareholders’ accounts and other services to clients of the authorized agents. A Fund may pay a portion of those fees, which is intended to compensate the authorized agent for its provision of services of the type that would be provided by the Fund’s transfer agent or other service providers if the shares were registered directly on the books of the Fund. Artisan Partners or an affiliate, at its own expense, may pay authorized agents for accounting and shareholder services (to the extent those fees are not paid by the Fund) and for distribution and marketing-related services. Such payments by Artisan Partners or an affiliate may be made for one or more of the following: (1) expenses incurred by authorized agents for their sales activities with respect to the Funds, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of authorized agents for their sales activities and (2) marketing and promotional services by authorized agents, such as business planning assistance, educating personnel about the Funds and sponsoring sales meetings. Although neither the Funds nor Artisan Partners nor any of its affiliates pay for a Fund to be included in an authorized agent’s “preferred list” or other promotional program, some authorized agents that receive compensation as described above may have such programs in which the Funds may be included.

Net Asset Value. Share purchase, exchange and redemption orders will be priced at a Fund’s NAV next computed after such orders are received in good order by: (i) the Fund; or (ii) an authorized agent authorized by the Fund to accept purchase and redemption orders on a Fund’s behalf. A Fund may reject a redemption order under certain circumstances, which are described in the Funds’ prospectus.

The NAV of the Funds’ shares is determined as of the close of regular session trading on the NYSE (usually 4:00 p.m., Eastern Time) each day the NYSE is open for regular session trading. NAV will not be determined on days when the NYSE is closed unless, in the judgment of the board of directors, a Fund’s NAV should be determined on any such day, in which case the determination will be made as of 4:00 p.m., Eastern Time. The NAV per share of a Fund (or of a class of shares of a Fund) is determined by dividing the value of all its securities and other assets, less liabilities attributable to the Fund (or class), by the number of shares of the Fund (or class) outstanding. See “Share Price” in the Funds’ prospectus under the caption “Investing with Artisan Funds” for a description of the procedures used by the Funds to value securities and other assets. For purposes of calculating the NAV, securities transactions and shareholder transactions are accounted for no later than one business day after the trade date, in accordance with applicable law.

The markets in which non-U.S. securities trade are sometimes open on days when the NYSE is not open and the Funds do not calculate their NAVs, and sometimes are not open on days when the Funds do calculate their NAVs. Even on days on which both the NYSE and the other market are open, several hours may have passed between the time when trading in the other market closed and the NYSE closes and the Funds calculate their NAVs.

Portfolio securities and assets are valued chiefly by quotations from the primary market in which they are traded or otherwise as provided in Artisan Funds’ Valuation Procedures. When reliable market quotations are not readily available, securities are priced at a fair value, calculated according to procedures adopted by the board of directors. Reliable market quotations may be considered not to be readily available, and a Fund may therefore use fair value pricing, if, in the opinion of the valuation committee, the value of a security the Fund holds is materially affected by events occurring after the close of the primary market or exchange on which the security is traded but before the time as of which the NAV is calculated. Artisan Partners has retained a third party service provider to assist in determining estimates of fair values for foreign securities, under certain circumstances. This service utilizes statistical data based on historical performance of securities, markets and other data in developing factors used to estimate a fair value. When fair value pricing is employed, the value of a portfolio security or asset used by a Fund to calculate its NAV may differ from quoted or published prices for the same security. Estimates of fair value utilized by Artisan Partners or an affiliate as described above may differ from the value realized on the sale of those securities and the differences may be material to the NAV of the applicable Fund.

Although each Fund intends to pay all redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Fund’s portfolio securities.

Because each Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay share redemptions to any one shareholder in cash only up to the lesser of $250,000 or one percent of a Fund’s net assets represented by such share class during any 90-day period. Redemptions in excess of such limit may be paid wholly or partly by a distribution in kind of readily marketable securities. If redemptions are made in kind, the redeeming shareholders might incur transaction costs in selling the securities received in the redemptions.

Each Fund reserves the right to suspend or postpone redemptions of its shares during any period when: (a) trading on the NYSE is restricted, as determined by the SEC, if the NYSE is closed for other than customary weekend and holiday closings; (b) the SEC has by order permitted such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of the Fund’s net assets not reasonably practicable.

The Funds have adopted a policy regarding the correction of any error in the computation of NAV. When an error is discovered, the difference between the originally computed (erroneous) NAV and the correct NAV is calculated. If the difference is equal to or less than one cent per share, the error is deemed immaterial and no action is taken. If the difference is greater than one cent per share, the following actions are taken:

Amount of Difference	Action Taken
< 1⁄2 of 1% of the originally computed NAV	The Fund determines whether it has incurred a loss or a benefit. If the Fund has either paid excessive redemption proceeds or received insufficient subscription proceeds (“fund loss”), the party responsible for the error is expected to reimburse the Fund for the amount of the loss. If the Fund has received a benefit from the error, no action is taken.
= or > 1⁄2 of 1% of the originally computed NAV

If any shareholder has sustained a loss exceeding $10, the Fund or the party responsible for the error is expected to pay the shareholder any additional redemption proceeds owed and either refund excess subscription monies paid or credit the shareholder’s account with additional shares as of the date of the error.

Either the responsible party or the individual shareholders who experienced a benefit as a result of the error are expected to reimburse the Fund for any fund losses attributable to them.

Additional Federal Income Tax Information

The discussion of taxation below is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders such as tax-advantaged retirement plans, financial institutions or foreign persons (defined below). You are encouraged to consult your own tax advisor regarding your particular situation and the possible application of state, local and foreign tax laws.

In General

Each Fund has elected and intends to qualify for treatment each year as a “regulated investment company” under Subchapter M of the Code. In order to qualify for the special tax treatment accorded to regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income in each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”);

(b) invest the Fund’s assets in such a manner that, as of the close of each quarter of its taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s total assets is invested in (x) the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer, or two or more issuers as to each of which the Fund owns 20% or more of the total combined voting power of all classes of stock entitled to vote, and that are engaged in the same or similar trades or businesses or related trades or businesses, or (y) the securities of one or more QPTPs; and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year.

If a Fund qualifies as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income and gains that it distributes in a timely manner to shareholders in the form of dividends. If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such a failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company that is accorded special tax treatment under Subchapter M, then it would be required to pay taxes on its income and realized capital gains, thereby reducing the amount of income and realized capital gains that would otherwise be available for distribution to the Fund’s shareholders. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, a Fund could also be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such calendar year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such calendar year, plus any such amounts retained from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange, or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. A Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. A dividend paid by a Fund to shareholders in January of a year generally is deemed to have been paid by such Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax, although there can be no assurance that it will be able to do so.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in taxable years beginning after December 22, 2010 (“post-2010 losses”), those losses will be carried forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. If a Fund incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. Code section 1212 effectively requires a Fund to use any post-2010 losses, which will not expire, before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s available capital loss carryforwards, if any, are set forth in the Funds’ annual shareholder reports for each fiscal year.

In addition, under Code sections 382 and 383, if a Fund undergoes an “ownership change,” the Fund’s ability to use its capital loss carryforwards (and potentially its so-called “built-in losses”) in any year following the ownership change will be limited to an amount generally equal to the value of the Fund’s net assets immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the Internal

Revenue Service (the “IRS”)) in effect for the month in which the ownership change occurs. In such circumstances, Fund shareholders could receive larger distributions than they would have received had the ownership change not occurred, with those distributions being taxable as described below under “Taxation of Fund Distributions.”

Taxation of Fund Distributions

Your distributions will be taxable to you whether received in cash or reinvested in additional shares. For U.S. federal income tax purposes, any distribution that is paid in January but that was declared in October, November or December of the prior calendar year is taxable as if you received it on December 31 of the prior calendar year.

You will be subject to income tax at ordinary income rates on distributions of investment income and gains from the sale of investments that a Fund owned for one year or less, except as described below with respect to “qualified dividend income.” Distributions that are attributable to the excess of a Fund’s net long-term capital gains over net short-term capital losses and that are properly reported as capital gain dividends are taxable to you as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates, regardless of the length of time you have held your shares. Long-term gains are generally those derived from securities held by a Fund for more than one year.

Net capital gains rates apply to “qualified dividend income” received by noncorporate shareholders who satisfy certain holding period requirements. If a Fund qualifies as a regulated investment company for tax purposes, the amount of Fund dividends that are eligible to be taxed as qualified dividend income at the reduced rate is not permitted to exceed the amount of aggregate qualifying dividends received by that Fund. To the extent a Fund distributes as dividends amounts that the Fund determines are eligible for the reduced rates, it will identify the relevant amounts in its annual tax information reports to its shareholders.

Section 1411 of the Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, whose income exceeds certain threshold amounts, and of certain trusts and estates under similar rules. The details of the implementation of this tax and of the calculation of net investment income, among other issues, are currently unclear and remain subject to future guidance. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by a Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in a Fund.

A portion of dividends from the Funds also may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends a Fund receives from U.S. corporations. However, dividends a corporate shareholder receives and deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

To the extent that a Fund makes a distribution of income received by the Fund pursuant to loans of its portfolio securities, such income will not constitute qualified dividend income to noncorporate shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

You will be advised annually as to the source of your distributions for tax purposes. If you are not subject to tax on your income, you generally will not be required to pay tax on these amounts.

Redemptions, Sales and Exchanges of Fund Shares

Any gain or loss realized from a redemption or sale of Fund shares held for more than one year generally will be treated as long-term capital gain or loss. Otherwise, the gain or loss will be treated as short-term capital gain or loss. However, if you realize a loss on the sale of Fund shares held for six months or less, your short-term loss is recharacterized as long-term to the extent of any long-term capital gain distributions you have received with respect to those shares.

Further, all or a portion of any loss realized upon a taxable disposition of a Fund’s shares will be disallowed under the Code’s “wash-sale” rule if other substantially identical shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

An exchange of shares of one Artisan Fund for shares of another Artisan Fund will be a taxable transaction. Any gain or loss resulting from such an exchange will generally be treated as a capital gain or loss for U.S. federal income tax purposes, and will be long-term or short-term capital gain or loss depending on how long you have held your shares.

For U.S. federal income tax purposes, an exchange of shares of one Fund directly for shares of a different class of the same Fund generally is not expected to be a taxable event or to result in recognition of a gain or loss by the exchanging shareholder.

Upon the redemption, sale or exchange of a Fund’s shares, the Fund (or, in the case of shares purchased through a financial intermediary, the financial intermediary) is required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed, sold or exchanged. See the Fund’s prospectus for more information.

Shares Purchased Through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Funds as an investment through such plans and the precise effect of such an investment in their particular tax situations.

Backup Withholding

A Fund may be required to withhold U.S. federal income tax (“backup withholding”) from certain payments to you, generally redemption proceeds and payments of dividends and distributions. Backup withholding may be required if:

•	You fail to furnish your properly certified social security or other tax identification number;
•	You fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income;
•	You fail to certify that you are a U.S. Person (including a U.S. resident alien); or
•	The IRS informs the Fund that your tax identification number is incorrect or that you are otherwise subject to backup withholding.

The backup withholding rate is 28%.

The backup withholding certifications are contained in the application that you complete when you open your Fund account. Artisan Funds must promptly pay to the IRS all amounts withheld. Therefore, it usually is not possible for Artisan Funds to reimburse you for amounts withheld. Backup withholding is not, however, an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Consequences of Certain Investments by the Funds

The Funds may purchase the securities of certain foreign investment funds or trusts, or other foreign issuers, deemed to be passive foreign investment companies (“PFICs”). Capital gains on the sale of PFIC holdings will be deemed to be ordinary income regardless of how long the Fund holds its investment. In addition, a Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from PFICs, regardless of whether such income and gains are distributed to shareholders.

In order to avoid the imposition of such tax, each Fund generally may elect to mark the gains (and to a limited extent losses) in such holdings to the market, as though it had sold and repurchased its holdings in each PFIC on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and losses. This “mark-to-market election” may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making this election therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to continue to qualify as a regulated investment company, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as qualified dividend income. Because it is not always possible to identify a foreign corporation as a PFIC, the Fund may incur the tax and interest charges described above in some instances.

A Fund’s transactions in foreign currencies may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. If the net effect of these transactions is a gain, the income dividend paid by the Fund will be increased; if the result is a loss, the income dividend paid by the Fund will be decreased.

If foreign currency losses result in a Fund having an overall net ordinary loss, such loss cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities may produce a difference between its book income and its taxable income. If such a difference arises, and a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to eliminate a Fund-level tax. In the alternative, if a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s taxable earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Income received by a Fund from investments in securities of issuers organized in foreign countries may be subject to withholding and other taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the end of its taxable year are invested in stock or securities of foreign corporations, the Fund may make an election permitting its shareholders to claim a deduction or credit for U.S. federal tax purposes for their portion of certain qualified foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Alternatively, the Fund may choose not to pass through the foreign taxes to shareholders, but instead itself claim a deduction for such foreign taxes in determining the Fund’s taxable income, which would reduce the Fund’s taxable income distributed to shareholders and on which shareholders subject to income tax are required to pay tax.

Investments by a Fund in certain corporate debt securities may give rise to income which is required to be distributed even though the Fund holding the security receives no interest payment in cash on the security during the year, thereby potentially requiring the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement. In addition, investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest or original issue discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by each Fund when, as, and if it invests in such securities in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company that is accorded special tax treatment and does not become subject to a Fund-level tax.

A Fund’s transactions in derivative instruments (e.g., forward contracts, options or futures), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

The tax rules are uncertain with respect to the treatment of income or gains arising in respect of commodity-linked ETNs; also, the timing and character of income or gains arising from ETNs can be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect Artisan Global Opportunities Fund’s ability to qualify for treatment as a regulated investment company and avoid a Fund-level tax.

A Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

A Fund’s investment in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or qualify as taxable mortgage pools (“TMPs”) could result in the imposition of significant reporting, withholding, and tax payment responsibilities. Under a notice issued by the IRS and Treasury regulations that have not yet been issued but that may apply retroactively, a portion of a Fund’s income that is allocable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice provides and these regulations are expected to provide that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders had received the excess inclusion income directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of shares of a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations. Each Fund tries to avoid investing in REITs that hold residual interests in REMICs, that qualify as TMPs, or that otherwise expect to generate excess inclusion income, but a Fund may not always be successful in doing so. Because information about a REIT’s investments may be inadequate or inaccurate, or because a REIT may change its investment program, a Fund that invests in a REIT may not be successful in avoiding the consequences described above. Avoidance of investments in REITs that generate excess inclusion income may require a Fund to forego otherwise attractive investment opportunities.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in a Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income” derived from residual interests in REMICs or equity interests in TMPs as described above. In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. CRTs and other tax-exempt investors should consult their tax advisors concerning the tax consequences of investing in a Fund.

Non-U.S. Investors

In general, dividends other than those properly reported as capital gain dividends that are paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Effective for taxable years of a Fund beginning before January 1, 2014, the Fund is not required to withhold any amounts (i) with respect to distributions of U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by the Fund (“interest-related dividends”), and (ii) with respect to distributions of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported as such by the Fund (“short-term capital gain dividends”).

There are several conditions and exceptions to the withholding exemptions for interest-related dividends and short-term capital gain dividends. The exemption from withholding for interest-related dividends does not apply to distributions to a foreign person (i) that has not provided a satisfactory statement that the beneficial owner is not a United States person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the U.S., or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation. The exemption from withholding for short-term capital gain dividends does not apply to (i) distributions to an individual foreign person who is present in the U.S. for a period or periods aggregating 183 days or more during the year of the distribution and (ii) distributions subject to special rules regarding the disposition of U.S. real property interests. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports a distribution as an interest-related or short-term capital gain dividend.

Moreover, depending on the circumstances, a Fund is permitted to choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or to treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. These exemptions from withholding have expired for distributions with respect to taxable years of a regulated investment company beginning on or after January 1, 2014. It is currently unclear whether Congress will extend these exemptions for distributions with respect to taxable years of the Fund beginning on or after January 1, 2014, and what the terms of such an extension would be, including whether such extension would have retroactive effect.

If a beneficial holder of Fund shares who or which is a foreign person has a trade or business in the U.S., and Fund dividends received by such holder are effectively connected with the conduct of that trade or business, the dividends will be subject to U.S. federal net income taxation at regular income tax rates.

A beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the capital gain dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign person’s sale of shares of a Fund or to the capital gain dividend the foreign shareholder received (see below).

In the case of a shareholder who or which is eligible for the benefits of a tax treaty with the United States, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign person must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign investors in a Fund should consult their tax advisors in this regard.

Very generally, special tax rules apply if a Fund holds or, but for the operation of certain exceptions, would be treated as holding USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to a foreign shareholder. Furthermore, the foreign shareholder may be required to file a U.S. tax return and pay tax on such distributions—and, in certain cases, gain realized on sale of Fund shares—at regular U.S. federal income tax rates. The Funds do not expect to invest in a significant percentage of USRPIs or interests that would be USRPIs but for the exceptions referred to above, so these special tax rules are not likely to apply.

Certain Additional Reporting and Withholding Requirements

The Foreign Account Tax Compliance Act (“FATCA”) generally requires a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on dividends, including capital gain dividends, and the proceeds of the sale, redemption or exchange of Fund shares. If a payment by the Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., capital gain dividends and short-term capital gain and interest-related dividends), beginning as early as July 1, 2014.

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), 200 Newport Avenue, North Quincy, MA 02171, acts as custodian of the securities and other assets of the Funds. State Street is responsible for, among other things, safeguarding and controlling the Funds’ cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds’ investments. State Street also performs transfer agency, dividend paying agency and portfolio accounting services for the Funds. State Street has delegated most transfer agent functions to its affiliate, Boston Financial Data Services, 30 Dan Road, Canton, MA 02021. State Street is not an affiliate of Artisan Partners or its affiliates. State Street is authorized to deposit securities in securities depositories for the use of services of sub-custodians.

Legal Counsel

Ropes & Gray LLP, One Metro Center, 700 12th Street, N.W., Suite 900, Washington, DC 20005, is counsel to the Funds.

Independent Registered Public Accounting Firm

Ernst & Young LLP, located at 220 South Sixth Street, Suite 1400, Minneapolis, MN 55402, serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm provides services including (i) an audit of the annual financial statements; (ii) assistance and consultation in connection with SEC filings; and (iii) preparation of the annual income tax returns filed on behalf of the Funds.

Financial Statements

The financial statements of the Funds for the fiscal year ended September 30, 2013, the notes thereto and the report of Ernst & Young LLP thereon, are incorporated herein by reference from the Funds’ annual reports to shareholders.